Putnam
New Value
Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-00

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 18, 2000


REPORT FROM FUND MANAGEMENT

David L. King

Putnam New Value Fund's fiscal 2000 performance was a study in contrasts. For the first six months of the fund's fiscal year, the market rallied around fast-growing, high-priced technology stocks -- stocks that your fund typically avoids. As a consequence of investors' narrow focus on technology, many high- quality stocks from other sectors were overlooked and undervalued. We took advantage of this situation to upgrade the quality of the portfolio, buying blue-chip names as they landed on the bargain counter. While this buying opportunity was good news for the fund, it was tempered by disappointing performance through mid-year. In early March 2000, a severe market correction encouraged many investors to reconsider the importance of traditional measures of valuation such as price, corporate earnings, and profitability. Market sentiment soon shifted in favor of fundamentally healthy companies and lifted valuations for many of your fund's holdings, enhancing fund performance through the end of the period.

Total return for 12 months ended 8/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   6.13%   0.05%    5.36%   0.67%    5.22%   4.29%    5.62%   1.95%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

It is interesting to note that your fund's strict investment discipline, when applied in two vastly different market environments
(such as those we have experienced during the past twelve months), produced widely different results. In the first half of the year when investors favored growth, your fund struggled and ultimately failed to provide positive returns. Under the favorable conditions that have prevailed since the Nasdaq peaked and corrected in early March, your fund has outperformed its benchmark, the Standard & Poor's [REGISTRATION MARK] 500 Index, by 1437 basis points (14.37 percentage points).* But this variability illustrates an important point. Because market sentiment is so unpredictable, it is wise to maintain a broadly diversified investment plan that includes a value-oriented fund. We believe your fund is well positioned to thrive in an environment that favors value investing. Furthermore, during periods when the value style is out of favor, your fund will continue to seek deeply discounted stocks that we believe have the potential to provide future appreciation.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                15.1%

Oil and gas            10.1%

Regional Bells          5.4%

Financial               5.2%

Computers               4.9%

Footnote reads:
*Based on net assets as of 8/31/00. Holdings will vary over time.


* TAKEOVERS, MERGERS BOOST FUND PERFORMANCE

Over the course of the year as many quality companies suffered low market valuations, merger and acquisition activity increased. Several of your fund's holdings were affected by this broad consolidation trend. The Tribune Company acquired long-time fund holding Times Mirror. The price Tribune paid for Times Mirror shares was nearly twice the trading price for those shares before the takeover bid was announced. This example highlights the disparity between Times Mirror's market price and what Tribune believed was the true worth of the company's assets. We were pleased that our shareholders benefited from the stock's appreciation. While we do not specifically target companies that are likely takeover candidates, our stock selection criteria tend to identify companies with qualities that are attractive to industry competitors. When a company is acquired, its shareholder value may be realized sooner than we had expected.

*Fund class A share performance at net asset value was 23.75% versus 9.38% for the S&P 500 Index, March 10-August 31, 2000.


Your fund also held shares of the Seagram Company, Ltd. This company, best known for its alcoholic beverages, is also involved in movies, music, and theme parks. There had been speculation that the merger of Time Warner and America Online would put Seagram at a competitive disadvantage, and therefore that Seagram itself might be a candidate for a merger or a sale. We believed Seagram's shares could benefit if the company was acquired. We were gratified in June, when Seagram's market value appreciated after French company Vivendi announced its intention to merge with Seagram to create Vivendi Universal, a global media and communications company. We sold our shares into the strength of that news.


". . . fund performance was aided by our recognition of two important themes in the marketplace. First, mid-cap stocks offered greater value then their large-cap counterparts. Second, quality was on the bargain counter."

-- David L. King, manager Putnam New Value Fund


Within the health-care sector, pharmaceutical stocks fell strongly out of favor while investors went big-game hunting for technology stocks. Unusually low valuations translated into attractive yields and P/E ratios that satisfied your fund's investment criteria -- an uncommon occurrence for pharmaceuticals, which are more typically associated with growth portfolios. Fund holding Pharmacia Corp. contributed to your fund's performance. Your fund owned shares of both Pharmacia & Upjohn and Monsanto prior to an announced merger between the two. We took some profits after the merger announcement, to trim our rather large position in the combined company. Although the stocks' prices initially fell, investors eventually began to recognize the benefits of the union, which drove up the price for shares of the resulting Pharamacia Corp. We continue to hold a position and the stock has performed well. While this stock, as well as others mentioned in this report, was viewed favorably at the end of the period, all are subject to review in accordance with your fund's investment policy and may change in the future.

Other takeover deals contributing to fund performance included the acquisition of Nabisco Holdings by Phillip Morris Cos., Inc. and the purchase of Union Pacific Resources by Anadarko Petroleum Corp.

* BROADENING MARKET SPREADS THE WEALTH AMONG SECTORS

Following the mid-year implosion of the technology-dominated market, investors' interest in many other sectors of the market was rekindled. Your fund benefited particularly from improved performance in the health care, utilities, energy, and financial sectors. At the time of this report, we believe these sectors continue to offer the greatest opportunities and a significant portion of the fund's assets are invested in them.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Citigroup, Inc.
Financial

SBC Communications, Inc.
Regional Bells

ExxonMobil Corp.
Oil and gas

Bank of America Corp.
Banking

Royal Dutch Petroleum Co.
Oil and gas

Verizon Communications
Regional Bells

Conoco, Inc.
Oil and gas

Republic Services, Inc.
Waste management

Fannie Mae
Financial

Pepsi Bottling Group, Inc.
Beverage

Footnote reads:
These holdings represent 24.2% of the fund's net assets as of 8/31/00. Portfolio holdings will vary over time.


Utilities stocks are commonly found in value portfolios because they tend to behave defensively in down markets and provide high dividend yields. These stocks are interest-rate sensitive and, as a result of the Federal Reserve Board's incremental adjustments, they became very attractively priced. We believe the sector offers plenty of new potential as the benefits of deregulation become realized and we are focused on electric and natural gas utilities in particular. We sold our position in long-term holding Dayton Power and Light (DPL) when it reached a fair valuation, locking in profits for shareholders. Fund holding Entergy Corp., another utilities industry leader, is currently rebounding from price weakness suffered earlier in the year.

Banking and financial stocks represent a significant portion of the portfolio. We gradually increased our exposure to these areas, as the availability of high-quality names at attractive valuations became abundant. Citigroup, Inc., Fannie Mae, and Bank of America Corp. are just a few of the financial and banking companies whose stock the fund currently owns. We believe the Fed is nearing the end of its restrictive monetary policy, and these stocks could benefit if short-term interest rates begin to stabilize or decline.

We reduced the fund's exposure to capital goods-oriented companies, with the expectation that a slowing economy may compromise this sector. The constraints of an economic slowdown also may adversely affect spending on technology. The fund is invested only sparsely in this still overvalued sector.

In retrospect, fund performance was aided by our recognition of two important themes in the marketplace. First, mid-cap stocks offered greater value than their large-cap counterparts. Second, quality was on the bargain counter. Our stock selections within the mid-cap universe contributed positively to your fund's returns. The recently upgraded portfolio will, we hope, continue to reward long-term shareholders for years to come.

* SLOWING ECONOMY DRIVES STRATEGY

Economic indicators suggest that the Fed's efforts to slow the economy and stave off inflation are working. We believe the so-called soft landing may be accomplished in the months ahead. Therefore, your fund has been carefully constructed to include companies whose earnings are not overly sensitive to economic cycles. And we remain adamant about owning the best companies within the universe of undervalued stocks. The fund's price/earnings ratio is roughly half that of the broad market. Currently, we are finding the best opportunities in financials, energy, consumer staples, and utilities. We are confident that your fund's value strategy can provide valuable diversification and positive returns over the long term.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New Value Fund is designed for investors seeking long-term capital appreciation through investments in undervalued common stocks.


TOTAL RETURN FOR PERIODS ENDED 8/31/00

                     Class A        Class B         Class C         Class M
(inception dates)   (1/3/95)       (2/26/96)       (7/26/99)       (2/26/96)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            6.13%   0.05%   5.36%   0.67%   5.22%   4.29%   5.62%   1.95%
------------------------------------------------------------------------------
5 years          85.22   74.61   78.13   76.13   78.23   78.23   80.51   74.24
Annual average   13.12   11.79   12.24   11.99   12.25   12.25   12.54   11.75
------------------------------------------------------------------------------
Life of fund    129.46  116.23  119.70  118.70  119.54  119.54  122.95  115.15
Annual average   15.81   14.60   14.92   14.83   14.90   14.90   15.22   14.50
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/00

                                          S&P 500            Consumer
                                           Index           price index
----------------------------------------------------------------------
1 year                                     16.32%              3.23%
----------------------------------------------------------------------
5 years                                   193.58              12.81
Annual average                             24.02               2.44
----------------------------------------------------------------------
Life of fund                              265.54              14.91
Annual average                             25.70               2.48
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5-year, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of the reporting period, the fund was offered on a limited basis and had limited assets. The fund's performance reflects a voluntary expense limitation currently or previously in effect. Had it not been in effect, the fund's total return would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 1/3/95

               Fund's class A       S&P 500         Consumer price
Date            shares at POP        Index              index

1/3/95             10,000            10,000            10,000
8/31/95            11,674            12,451            10,186
8/31/96            14,043            14,783            10,473
8/31/97            18,086            20,792            10,706
8/31/98            15,765            22,475            10,885
8/31/99            20,373            31,426            11,132
8/31/00           $21,623           $36,554           $11,491

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $21,970 ($21,870 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $21,954, and no contingent deferred sales charge would apply; a $10,000 investment in the fund's class M shares would have been valued at $22,295 ($21,515 at the public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/00

                    Class A         Class B    Class C         Class M
-------------------------------------------------------------------------
Distributions
(number)               1               1          1               1
-------------------------------------------------------------------------
Income              $0.164          $0.049     $0.149          $0.084
-------------------------------------------------------------------------
Capital gains
  Long-term          0.577           0.577      0.577           0.577
-------------------------------------------------------------------------
  Short-term         0.815           0.815      0.815           0.815
-------------------------------------------------------------------------
  Total             $1.556          $1.441     $1.541          $1.476
-------------------------------------------------------------------------
Share value:      NAV     POP         NAV        NAV         NAV     POP
-------------------------------------------------------------------------
8/31/99         $13.98  $14.83      $13.80     $13.97      $13.88  $14.38
-------------------------------------------------------------------------
8/31/00          13.08   13.88       12.92      12.97       13.00   13.47
-------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/00 (most recent calendar quarter)

                     Class A        Class B         Class C         Class M
(inception dates)   (1/3/95)       (2/26/96)       (7/26/99)       (2/26/96)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           13.10%   6.58%  12.27%   7.28%  12.13%  11.14%  12.51%   8.55%
------------------------------------------------------------------------------
5 years          81.55   71.14   74.80   72.80   74.70   74.70   77.12   70.98
Annual average   12.67   11.34   11.82   11.56   11.80   11.80   12.11   11.32
------------------------------------------------------------------------------
Life of fund    131.74  118.38  121.91  120.91  121.74  121.74  125.17  117.30
Annual average   15.77   14.58   14.90   14.81   14.88   14.88   15.19   14.48
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended August 31, 2000

To the Board of Trustees of Putnam Investment Funds and Shareholders of Putnam New Value Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Value Fund (the "fund") at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 2000




THE FUND'S PORTFOLIO
August 31, 2000

COMMON STOCKS (97.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace/Defense (1.0%)
-------------------------------------------------------------------------------------------------------------------
            130,000 Boeing Co.                                                                       $    6,971,250

Automotive (0.7%)
-------------------------------------------------------------------------------------------------------------------
            212,600 Lear Corp. (NON)                                                                      4,584,188

Banking (15.1%)
-------------------------------------------------------------------------------------------------------------------
            324,500 Bank of America Corp.                                                                17,381,031
            309,000 BB&T Corp.                                                                            8,362,313
            449,000 Charter One Financial, Inc.                                                          10,663,750
            197,800 Comerica, Inc.                                                                       11,138,613
            370,700 Firstar Corp.                                                                         8,850,463
            245,100 FleetBoston Financial Corp.                                                          10,462,706
             22,300 M & T Bank Corp.                                                                     10,808,531
            158,300 PNC Financial Services Group                                                          9,329,806
            247,100 U.S. Bancorp                                                                          5,374,425
            291,600 Washington Mutual, Inc.                                                              10,206,000
                                                                                                      -------------
                                                                                                        102,577,638

Beverage (2.5%)
-------------------------------------------------------------------------------------------------------------------
            211,000 Coca-Cola Enterprises, Inc.                                                           3,929,875
            405,000 Pepsi Bottling Group, Inc. (The)                                                     12,858,750
                                                                                                      -------------
                                                                                                         16,788,625

Broadcasting (0.5%)
-------------------------------------------------------------------------------------------------------------------
             98,952 General Motors Corp. Class H                                                          3,277,785

Chemicals (3.8%)
-------------------------------------------------------------------------------------------------------------------
            171,300 Avery Dennison Corp.                                                                  9,260,906
            160,700 Du Pont (E.I.) de Nemours & Co.                                                       7,211,413
            398,800 Engelhard Corp.                                                                       7,477,500
            112,500 Hercules, Inc.                                                                        1,490,625
                                                                                                      -------------
                                                                                                         25,440,444

Commercial and Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------------
            821,500 Service Corp. International                                                           1,899,719

Computers (4.9%)
-------------------------------------------------------------------------------------------------------------------
             86,300 Hewlett-Packard Co.                                                                  10,420,725
             55,000 IBM Corp.                                                                             7,260,000
            199,400 NCR Corp. (NON)                                                                       8,050,775
            535,000 Quantum Corp. (NON)                                                                   7,255,938
                                                                                                      -------------
                                                                                                         32,987,438

Conglomerates (0.9%)
-------------------------------------------------------------------------------------------------------------------
            177,800 Cooper Industries, Inc.                                                               6,278,563

Consumer Finance (1.5%)
-------------------------------------------------------------------------------------------------------------------
            217,300 Household International, Inc.                                                        10,430,400

Consumer Goods (1.5%)
-------------------------------------------------------------------------------------------------------------------
            167,700 Kimberly-Clark Corp.                                                                  9,810,450

Electric Utilities (3.3%)
-------------------------------------------------------------------------------------------------------------------
            190,000 CMS Energy Corp.                                                                      4,963,750
            297,100 CP&L, Inc.                                                                           10,992,700
            213,100 Entergy Corp.                                                                         6,486,231
                                                                                                      -------------
                                                                                                         22,442,681

Electrical Equipment (1.0%)
-------------------------------------------------------------------------------------------------------------------
             98,400 Emerson Electric Co.                                                                  6,512,850

Energy (2.8%)
-------------------------------------------------------------------------------------------------------------------
             86,400 Schlumberger, Ltd.                                                                    7,371,000
            198,100 Transocean Sedco Forex, Inc.                                                         11,836,475
                                                                                                      -------------
                                                                                                         19,207,475

Financial (5.2%)
-------------------------------------------------------------------------------------------------------------------
            385,333 Citigroup, Inc.                                                                      22,493,826
            243,500 Fannie Mae                                                                           13,088,125
                                                                                                      -------------
                                                                                                         35,581,951

Health Care Services (2.4%)
-------------------------------------------------------------------------------------------------------------------
            130,600 CIGNA Corp.                                                                          12,700,850
            114,500 Tenet Healthcare Corp. (NON)                                                          3,549,500
                                                                                                      -------------
                                                                                                         16,250,350

Insurance (4.3%)
-------------------------------------------------------------------------------------------------------------------
            164,800 American General Corp.                                                               11,999,500
            152,500 Hartford Financial Services Group                                                    10,160,313
            134,700 Lincoln National Corp.                                                                7,273,800
                                                                                                      -------------
                                                                                                         29,433,613

Investment Banking/Brokerage (2.2%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Bear Stearns Companies, Inc. (The)                                                    7,376,875
             50,000 Lehman Brothers Holdings, Inc.                                                        7,250,000
                                                                                                      -------------
                                                                                                         14,626,875

Lodging/Tourism (1.4%)
-------------------------------------------------------------------------------------------------------------------
            292,500 Starwood Hotels & Resorts Worldwide, Inc.                                             9,360,000

Machinery (1.0%)
-------------------------------------------------------------------------------------------------------------------
            185,300 Caterpillar, Inc.                                                                     6,809,775

Medical Products and Supplies (1.0%)
-------------------------------------------------------------------------------------------------------------------
             79,900 Baxter International, Inc.                                                            6,651,675

Medical Technology (0.9%)
-------------------------------------------------------------------------------------------------------------------
             63,000 Bausch & Lomb, Inc.                                                                   2,252,250
             89,000 St. Jude Medical, Inc.                                                                3,526,625
                                                                                                      -------------
                                                                                                          5,778,875

Natural Gas Utilities (2.2%)
-------------------------------------------------------------------------------------------------------------------
            463,737 Sempra Energy                                                                         9,042,872
            125,000 Williams Cos., Inc. (The)                                                             5,757,813
                                                                                                      -------------
                                                                                                         14,800,685

Oil & Gas (10.1%)
-------------------------------------------------------------------------------------------------------------------
            187,414 Anadarko Petroleum Corp.                                                             12,326,219
            140,100 BP Amoco PLC ADR (United Kingdom)                                                     7,740,525
            545,000 Conoco, Inc. Class A                                                                 13,727,188
            245,300 ExxonMobil Corp.                                                                     20,022,613
            247,100 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                      15,119,431
                                                                                                      -------------
                                                                                                         68,935,976

Paper & Forest Products (2.7%)
-------------------------------------------------------------------------------------------------------------------
            267,000 Boise Cascade Corp.                                                                   7,976,625
            247,200 Owens-Illinois, Inc. (NON)                                                            3,229,050
            555,000 Smurfit-Stone Container Corp. (NON)                                                   7,284,375
                                                                                                      -------------
                                                                                                         18,490,050

Pharmaceuticals (3.3%)
-------------------------------------------------------------------------------------------------------------------
            163,400 Abbott Laboratories                                                                   7,148,750
            135,000 Bristol-Myers Squibb Co.                                                              7,155,000
            142,551 Pharmacia Corp.                                                                       8,348,143
                                                                                                      -------------
                                                                                                         22,651,893

Photography/Imaging (1.0%)
-------------------------------------------------------------------------------------------------------------------
            110,400 Eastman Kodak Co.                                                                     6,872,400

Railroads (1.8%)
-------------------------------------------------------------------------------------------------------------------
            307,500 Union Pacific Corp.                                                                  12,223,125

Real Estate (1.1%)
-------------------------------------------------------------------------------------------------------------------
            160,700 Equity Residential Properties Trust (R)                                               7,713,600

Regional Bells (5.4%)
-------------------------------------------------------------------------------------------------------------------
            522,800 SBC Communications, Inc.                                                             21,826,900
            336,722 Verizon Communications                                                               14,689,497
                                                                                                      -------------
                                                                                                         36,516,397

Retail (2.5%)
-------------------------------------------------------------------------------------------------------------------
            196,700 Federated Department Stores, Inc. (NON)                                               5,433,838
            115,000 Lowe's Cos., Inc.                                                                     5,153,438
            215,000 Sears, Roebuck & Co.                                                                  6,705,313
                                                                                                      -------------
                                                                                                         17,292,589

Software (0.6%)
-------------------------------------------------------------------------------------------------------------------
            127,700 Computer Associates International, Inc.                                               4,054,475

Technology Services (1.1%)
-------------------------------------------------------------------------------------------------------------------
            145,300 Electronic Data Systems Corp.                                                         7,237,756

Telecommunications (2.5%)
-------------------------------------------------------------------------------------------------------------------
            212,200 ALLTEL Corp.                                                                         10,729,363
            203,800 AT&T Corp.                                                                            6,419,700
                                                                                                      -------------
                                                                                                         17,149,063

Tire & Rubber (0.5%)
-------------------------------------------------------------------------------------------------------------------
            145,000 Goodyear Tire & Rubber Co. (The)                                                      3,389,375

Tobacco (1.7%)
-------------------------------------------------------------------------------------------------------------------
            398,300 Philip Morris Cos., Inc.                                                             11,799,638

Waste Management (2.9%)
-------------------------------------------------------------------------------------------------------------------
            906,100 Republic Services, Inc. (NON)                                                        13,251,713
            357,500 Waste Management, Inc.                                                                6,770,156
                                                                                                     --------------
                                                                                                         20,021,869
                                                                                                     --------------
                    Total Common Stocks (cost $620,316,650)                                          $  662,851,511


CONVERTIBLE BONDS AND NOTES (1.5%) (a) (cost 17,346,003)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
      $  23,100,000 Rite Aid Corp. cv. sub. notes 5 1/4s, 2002                                       $   10,337,250


SHORT-TERM INVESTMENTS (1.5%) (a) (cost $10,488,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
      $  10,488,000 Interest in $850,000,000 joint repurchase agreement dated August 31, 2000 with Morgan Stanley & Co., Inc.
                    due September 1, 2000 with respect to various
                    U.S. Treasury obligations -- maturity value of $10,489,929
                    for an effective yield of 6.62%                                                  $   10,488,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $648,150,653) (b)                                        $  683,676,761
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $679,184,026.

  (b) The aggregate identified cost on a tax basis is $659,016,178, resulting in gross unrealized appreciation and depreciation of $93,310,569 and $68,649,986, respectively, or net unrealized appreciation of $24,660,583.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $648,150,653) (Note 1)                                        $683,676,761
-------------------------------------------------------------------------------------------
Cash                                                                                    532
-------------------------------------------------------------------------------------------
Dividends and other receivables                                                   1,760,321
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              984,374
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    2,411,102
-------------------------------------------------------------------------------------------
Total assets                                                                    688,833,090

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  6,681,313
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,145,829
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,123,023
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          158,408
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        36,110
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,575
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              421,915
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               80,891
-------------------------------------------------------------------------------------------
Total liabilities                                                                 9,649,064
-------------------------------------------------------------------------------------------
Net assets                                                                     $679,184,026

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $667,256,482
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      4,550,345
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (28,148,909)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       35,526,108
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $679,184,026

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($331,658,045 divided by 25,364,501 shares)                                          $13.08
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.08)*                              $13.88
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($314,363,537 divided by 24,334,483 shares)**                                        $12.92
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($6,470,077 divided by 498,692 shares)**                                             $12.97
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($26,692,367 divided by 2,053,628 shares)                                            $13.00
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.00)*                              $13.47
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $69,482)                                      $ 14,682,240
-------------------------------------------------------------------------------------------
Interest                                                                          2,363,743
-------------------------------------------------------------------------------------------
Total investment income                                                          17,045,983

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,690,436
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,141,019
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    22,985
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      9,871
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               833,353
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             3,324,245
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                28,582
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               227,123
-------------------------------------------------------------------------------------------
Amortization of organization expense (Note 1)                                           735
-------------------------------------------------------------------------------------------
Other                                                                               439,990
-------------------------------------------------------------------------------------------
Total expenses                                                                   10,718,339
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (200,573)
-------------------------------------------------------------------------------------------
Net expenses                                                                     10,517,766
-------------------------------------------------------------------------------------------
Net investment income                                                             6,528,217
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (24,703,888)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                       40,880,779
-------------------------------------------------------------------------------------------
Net gain on investments                                                          16,176,891
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $22,705,108
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended August 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  6,528,217     $  5,638,237
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                               (24,703,888)      77,023,049
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                             40,880,779      113,799,505
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   22,705,108      196,460,791
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (4,409,539)      (3,503,936)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,333,412)        (478,437)
--------------------------------------------------------------------------------------------------
   Class C                                                                (15,352)              --
--------------------------------------------------------------------------------------------------
   Class M                                                               (207,356)        (129,575)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (37,427,305)     (35,199,845)
--------------------------------------------------------------------------------------------------
   Class B                                                            (37,879,799)     (37,036,615)
--------------------------------------------------------------------------------------------------
   Class C                                                               (143,421)              --
--------------------------------------------------------------------------------------------------
   Class M                                                             (3,436,189)      (3,628,113)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (121,099,315)       3,694,459
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (183,246,580)     120,178,729

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     862,430,606      742,251,877
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $4,550,345 and $4,095,252, respectively)                   $679,184,026     $862,430,606
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS  A
------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.98       $12.01       $14.63       $11.57       $10.53
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .16(c)       .15(c)       .13(c)       .19(c)(d)    .18(d)
------------------------------------------------------------------------------------------------
Net realized gain (loss)
on investments                           .49         3.27        (1.89)        3.10         1.82
------------------------------------------------------------------------------------------------
Total from
investment operations                   0.65         3.42        (1.76)        3.29         2.00
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.16)        (.13)        (.12)        (.09)        (.26)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.39)       (1.32)        (.74)        (.14)        (.70)
------------------------------------------------------------------------------------------------
Total distributions                    (1.55)       (1.45)        (.86)        (.23)        (.96)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.08       $13.98       $12.01       $14.63       $11.57
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.13        29.23       (12.83)       28.79        20.29
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $331,658     $400,555     $350,430     $429,246      $97,718
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.15         1.09         1.16         1.22(d)      1.24(d)
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.32         1.04          .89         1.40(d)      2.45(d)
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 82.68        87.23       135.56        65.38        33.57
------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the fund for the period ended August 31, 1996, reflect a reduction of $0.01 per class A share and $0.02 per class
    B and M shares, respectively. Expenses for the year ended August 31, 1997 reflect a reduction of less than $0.01 per class A, B, and M shares, respectively.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                               Feb. 26, 1996+
operating performance                              Year ended August 31                 to August 31
------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.80       $11.87       $14.49       $11.52       $10.86
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income (c)                .07          .04          .02          .09(d)       .10(d)
------------------------------------------------------------------------------------------------------
Net realized gain (loss)
on investments                           .49         3.23        (1.86)        3.08          .56
------------------------------------------------------------------------------------------------------
Total from
investment operations                    .56         3.27        (1.84)        3.17          .66
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net
investment income                       (.05)        (.02)        (.04)        (.06)          --
------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.39)       (1.32)        (.74)        (.14)          --
------------------------------------------------------------------------------------------------------
Total distributions                    (1.44)       (1.34)        (.78)        (.20)          --
------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.92       $13.80       $11.87       $14.49       $11.52
------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.36        28.14       (13.48)       27.79         6.08*
------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $314,364     $423,948     $355,743     $406,783      $94,370
------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.90         1.84         1.91         1.97(d)      1.04*(d)
------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .57          .29          .14          .65(d)       .88*(d)
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 82.68        87.23       135.56        65.38        33.57
------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the fund for the period ended August 31, 1996, reflect a reduction of $0.01 per class A share and $0.02 per class
    B and M shares, respectively. Expenses for the year ended August 31, 1997 reflect a reduction of less than $0.01 per class A, B, and M shares, respectively.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------
                                                     For the period
Per-share                           Year ended        July 26,1999+
operating performance                August 31        to August 31
-------------------------------------------------------------------
                                        2000              1999
-------------------------------------------------------------------
Net asset value,
beginning of period                   $13.97            $15.04
-------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------
Net investment income (c)                .08              (.02)
-------------------------------------------------------------------
Net realized gain (loss)
on investments                           .46             (1.05)
-------------------------------------------------------------------
Total from
investment operations                    .54             (1.07)
-------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------
From net
investment income                       (.15)               --
-------------------------------------------------------------------
From net realized gain
on investments                         (1.39)               --
-------------------------------------------------------------------
Total distributions                    (1.54)               --
-------------------------------------------------------------------
Net asset value,
end of period                         $12.97            $13.97
-------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.22             (7.12)*
-------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,470              $561
-------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.90               .19*
-------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .62              (.18)*
-------------------------------------------------------------------
Portfolio turnover (%)                 82.68             87.23
-------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the fund for the period ended August 31, 1996, reflect a reduction of $0.01 per class A share and $0.02 per class B and M shares, respectively. Expenses for the year ended August 31, 1997 reflect a reduction of less than $0.01 per class A, B, and M shares, respectively.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                               Feb. 26,1996+
operating performance                               Year ended August 31                to August 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.88       $11.93       $14.55       $11.54       $10.86
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (c)                .10          .08          .06          .12(d)       .11(d)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss)
on investments                           .49         3.24        (1.87)        3.10          .57
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .59         3.32        (1.81)        3.22          .68
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.08)        (.05)        (.07)        (.07)          --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.39)       (1.32)        (.74)        (.14)          --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.47)       (1.37)        (.81)        (.21)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.00       $13.88       $11.93       $14.55       $11.54
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.62        28.46       (13.25)       28.19         6.26*
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $26,692      $37,367      $36,079      $46,761      $11,852
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.65         1.59         1.66         1.72(d)       .91*(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .81          .54          .39          .91(d)      1.05*(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 82.68        87.23       135.56        65.38        33.57
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Reflects an expense limitation during the period. As a result of such limitation, expenses of the fund for the period ended August 31, 1996, reflect a reduction of $0.01 per class A share and $0.02 per class
    B and M shares, respectively. Expenses for the year ended August 31, 1997 reflect a reduction of less than $0.01 per class A, B, and M shares, respectively.



NOTES TO FINANCIAL STATEMENTS
August 31, 2000

Note 1
Significant accounting policies

Putnam New Value Fund (the "fund") is a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long term capital appreciation by investing primarily in common stocks which are undervalued at the time of purchase.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value which is determined using the last reported sale price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2000, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2000, the fund had a capital loss carryover of approximately $17,382,000 available to offset future net capital gain, if any, which will expire on August 31, 2008.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions and nontaxable dividends. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2000, the fund reclassified $107,465 to decrease undistributed net investment income and $107,465 to decrease accumulated net realized losses. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

I) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $6,425. These expenses have been fully amortized as of August 31, 2000.


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 2000, fund expenses were reduced by $200,573 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense-offset arrangements in an income-producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $935 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years proceeding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended August 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $183,761 and $5,365 from the sale of class A and class M shares, respectively, and received $807,794 and $1,730 in contingent deferred sales charges from redemption's of class B and C shares, respectively.

A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 2000, Putnam Retail Management, Inc., acting as underwriter, received $13,639 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended August 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $576,215,697 and $780,528,248, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,856,472        $108,544,009
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,456,664          40,028,202
---------------------------------------------------------------------------
                                            12,313,136         148,572,211

Shares
repurchased                                (15,609,195)       (188,514,473)
---------------------------------------------------------------------------
Net decrease                                (3,296,059)       $(39,942,262)
---------------------------------------------------------------------------

                                               Year ended August 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,419,351        $107,854,586
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,816,997          36,987,205
---------------------------------------------------------------------------
                                            10,236,348         144,841,791

Shares
repurchased                                (10,746,101)       (151,031,295)
---------------------------------------------------------------------------
Net decrease                                  (509,753)       $ (6,189,504)
---------------------------------------------------------------------------

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,218,563        $ 99,011,661
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,142,470          36,138,441
---------------------------------------------------------------------------
                                            11,361,033         135,150,102

Shares
repurchased                                (17,744,549)       (214,004,275)
---------------------------------------------------------------------------
Net decrease                                (6,383,516)       $(78,854,173)
---------------------------------------------------------------------------

                                               Year ended August 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,858,611        $143,410,626
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,653,084          34,596,187
---------------------------------------------------------------------------
                                            12,511,695         178,006,813

Shares
repurchased                                (11,767,183)       (164,047,031)
---------------------------------------------------------------------------
Net increase                                   744,512        $ 13,959,782
---------------------------------------------------------------------------

                                                Year ended August 31 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    650,127          $7,825,037
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,434             155,300
---------------------------------------------------------------------------
                                               663,561           7,980,337

Shares
repurchased                                   (205,021)         (2,438,361)
---------------------------------------------------------------------------
Net increase                                   458,540          $5,541,976
---------------------------------------------------------------------------

                                               For the period July 26, 1999
                                               (commencement of operations)
                                                         to August 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     40,219            $579,630
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                40,219             579,630

Shares
repurchased                                        (67)               (973)
---------------------------------------------------------------------------
Net increase                                    40,152            $578,657
---------------------------------------------------------------------------

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    851,523         $10,263,438
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  306,668           3,545,432
---------------------------------------------------------------------------
                                             1,158,191          13,808,870

Shares
repurchased                                 (1,795,992)        (21,653,726)
---------------------------------------------------------------------------
Net decrease                                  (637,801)        $(7,844,856)
---------------------------------------------------------------------------

                                               Year ended August 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    529,850         $ 7,657,083
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  278,381           3,644,006
---------------------------------------------------------------------------
                                               808,231          11,301,089

Shares
repurchased                                 (1,141,744)        (15,955,565)
---------------------------------------------------------------------------
Net decrease                                  (333,513)        $(4,654,476)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Deborah F. Kuenstner
Vice President

David L. King
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN025 64660  274/2BF/2BG  10/00


Putnam
International
Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to comment on the performance of Putnam International Fund and its management for the first time in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years and have followed closely your fund's progress since its inception.

For the fifth consecutive fiscal year which ended August 31, 2000, Putnam International Fund outperformed the MSCI/EAFE Index by a substantial margin. This success is the result of a very disciplined investment process where risk and return are constantly measured and weighed against each other.

Total return for 12 months ended 8/31/00

         Net asset value        Public offering price
----------------------------------------------------------
             16.37%                    9.68%
----------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 6.


* NO EXCUSES PHILOSOPHY DRIVES STRATEGY

We are pleased to announce that the Trustees approved the appointment of Geirulv Lode as lead portfolio manager of your fund and the addition of Omid Kamshad to the fund's management team. Geirulv has been a member of the fund's management team since 1997 and has nine years of investment experience. Before joining Putnam in 1996, Omid was with Lombard Odier International Investment Managers. He is managing director and chief investment officer of the Core International Equity Group and has 13 years of investment experience.

Putnam International Fund is a member of our Enhanced Core family of funds with a "no excuses" valuation philosophy. This means that fund management believes that all companies, no matter what they make or do, have an underlying long-term worth. As such, stock prices will fluctuate significantly around this long-term worth. In addition, we believe that the underlying worth of a stock is based on a company's long-term return on capital. This core valuation approach has no predetermined growth or value bias. Our competitive edge lies in our ability to attach a hard valuation number to each company that the fund owns.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Vodafone Group, PLC
United Kingdom

Nokia OYJ AB
Finland

BP Amoco PLC
United Kingdom

Nippon Telegraph and Telephone Corp.
Japan

Internationale Nederlanden Groep
(ING) N.V.
Netherlands

Telefonaktiebolaget LM Ericsson,
Class B
Sweden

Aventis, S.A.
France

Novartis AG
Switzerland

Sony Corp.
Japan

Alcatel
France

Footnote reads:
These holdings represent 18.0% of the fund's net assets as of 8/31/00. Portfolio holdings will vary over time.


Using this philosophy, your portfolio management team constructs a portfolio from a combination of two distinct methodologies -- quantitative and fundamental analysis. Quantitative analysis involves using sophisticated models that rank all the stocks in the investment universe based on the stock's price momentum, its earnings momentum, and the correlation between the two. Fundamental analysis relies on valuation models that are driven by the portfolio managers' and analysts' insights about a stock's growth rate, return of capital, margins, and cost of capital. While we can't predict future performance, these methodologies have resulted in your fund's strong performance since inception. Using the quantitative and fundamental models, fund management creates an alpha (the expected excess return) that is used to maximize returns for a certain level of risk.

As a way of controlling tracking error (a measure of risk), fund management relies to a lesser extent on country or industry preferences to enhance performance. With the strict use of quantitative and fundamental models supporting a relatively low tracking error, the fund's goal is to perform well in different market environments.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Financial                 20.3%

Technology                13.8%

Communications
services                  11.6%

Health care               11.4%

Consumer staples           9.8%

Footnote reads:
*Based on net assets as of 8/31/00. Holdings will vary over time.


* STRONG PERFORMANCE FROM WIDE VARIETY OF INDUSTRIES

As always, there are a few holdings that perform exceptionally well and are worth noting. Elan Corporation, a specialty pharmaceutical company located in Ireland, continues to be attractively valued. Positive news about this company's products keeps emerging, enhancing its stock price. GN Store Nord of Denmark, a technology company, develops and manufactures electronic measuring instruments such as light weight telephone headsets and audio logical measuring instruments. Over the last year, GN Store Nord acquired technology in high return areas and spun off some of the lower return businesses like the cellular phone operator unit. While these holdings and others discussed in this report were viewed favorably as of August 31, 2000, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

While we are extremely pleased with the strong performance of your fund, we feel it is important to remind shareholders that future returns may not always be so attractive. Meanwhile, Geirulv and Omid will continue to implement the highly disciplined management approach that has worked so well for Putnam International Fund.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 18, 2000

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/00, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, including economic instability, political developments, and currency fluctuations.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International Fund is designed for investors seeking long-term capital appreciation primarily through common stocks of companies located outside the United States.


TOTAL RETURN FOR PERIODS ENDED 8/31/00

Since 12/28/95                         MSCI/EAFE       Consumer
                      NAV       POP      Index       price index
-----------------------------------------------------------------
1 year               16.37%     9.68%     9.55%          3.23%
-----------------------------------------------------------------
Life of fund         85.05     74.38     52.46          12.01
Annual average       14.05     12.62      9.45           2.46
-----------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns reflect the current maximum initial sales charge of 5.75%. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Currently, the fund is offered on a limited basis and has limited assets. Performance data reflects an expense limitation currently in effect, without which returns would have been lower.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/00

-----------------------------------------------------------------
Distributions
(number)                                       1
-----------------------------------------------------------------
Income                                      $0.240
-----------------------------------------------------------------
Capital gains
  Long-term                                  0.934
-----------------------------------------------------------------
  Short-term                                 0.331
-----------------------------------------------------------------
  Total                                     $1.505
-----------------------------------------------------------------
Share value:                             NAV        POP
-----------------------------------------------------------------
8/31/99                                $12.45     $13.21
-----------------------------------------------------------------
8/31/00                                 12.98      13.77
-----------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/00(most recent calendar quarter)

Since 12/28/95
                                               NAV            POP
------------------------------------------------------------------
1 year                                         8.61%          2.36%
------------------------------------------------------------------
Life of fund                                  74.93          64.84
Annual average                                12.47          11.07
------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns reflect the current maximum initial sales charge of 5.75%. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 12/28/95

               Fund's shares       MSCI/EAFE       Consumer price
Date               at POP            Index              index

12/28/95            9,425            10,000            10,000
8/31/96             9,512            10,168            10,280
8/31/97            10,885            11,089            10,435
8/31/98            11,460            11,073            10,610
8/31/99            14,985            13,916            10,850
8/31/00           $17,438           $15,246           $11,201

Footnote reads:
Past performance is no assurance of future results. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge.


COMPARATIVE BENCHMARKS

Europe, Australasia, and the Far East (EAFE) component of the Morgan Stanley Capital International World Index is an unmanaged list of equity securities listed on the stock exchanges of Europe, Australasia, and the Far East, with all values expressed in U.S. dollars. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees
of Putnam Investment Funds

We have audited the accompanying statement of assets and liabilities of Putnam International Fund (a series of Putnam Investment Funds), including the fund's portfolio, as of August 31, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 1999 and the financial highlights for each of the years or periods in the four-year period ended August 31, 1999 were audited by other auditors whose report dated October 8, 1999 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam International Fund as of August 31, 2000, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                KPMG LLP
Boston, Massachusetts
October 5, 2000




THE FUND'S PORTFOLIO
August 31, 2000

COMMON STOCKS (100.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (2.1%)
-------------------------------------------------------------------------------------------------------------------
              2,000 AMP Ltd.                                                                          $      20,575
              1,319 Broken Hill Proprietary Co., Ltd.                                                        14,443
              1,079 Coles Myer, Ltd.                                                                          4,497
              1,000 Commonwealth Bank of Australia                                                           15,981
              1,500 National Australia Bank, Ltd.                                                            21,995
                600 News Corp., Ltd. ADR                                                                     31,575
              1,200 Rio Tinto, Ltd.                                                                          18,520
              5,085 Westpac Banking Corp., Ltd.                                                              37,132
                                                                                                      -------------
                                                                                                            164,718

Austria (0.1%)
-------------------------------------------------------------------------------------------------------------------
                200 VA Technolgie AG                                                                          9,729

Belgium (0.1%)
-------------------------------------------------------------------------------------------------------------------
                 50 Electrabel S.A.                                                                          10,688

Canada (--%)
-------------------------------------------------------------------------------------------------------------------
                386 Laurus NV                                                                                 3,705

Denmark (1.3%)
-------------------------------------------------------------------------------------------------------------------
                500 Danisco A/S                                                                              16,340
                200 GN Store Nord                                                                            26,835
                100 Group 4 Falck A/S 144A                                                                   15,684
                100 Group 4 Falck A/S                                                                        15,684
                400 Tele Danmark A/S                                                                         24,092
                                                                                                      -------------
                                                                                                             98,635

Finland (3.1%)
-------------------------------------------------------------------------------------------------------------------
                200 KCI Konecranes International PLC                                                          6,222
              1,000 Metso OYJ                                                                                12,088
              4,000 Nokia OYJ AB                                                                            175,520
                800 Sampo Insurance Co., Ltd. Class A                                                        32,530
                500 Sonera OYJ                                                                               16,709
                                                                                                      -------------
                                                                                                            243,069

France (13.7%)
-------------------------------------------------------------------------------------------------------------------
              1,200 Alcatel                                                                                  98,177
              1,475 Aventis S.A.                                                                            110,778
                650 Axa S.A.                                                                                 92,609
                619 BNP Paribas                                                                              56,942
                500 Bouygues S.A.                                                                            31,441
                500 Carrefour Supermarche S.A.                                                               36,485
                400 Coflexip S.A.                                                                            48,706
                600 France Telecom S.A.                                                                      68,526
                320 Groupe Danone                                                                            43,743
                600 Havas Advertising S.A.                                                                   14,191
                850 L'OREAL S.A.                                                                             61,496
                350 Lafarge Coppee                                                                           25,944
                114 Michelin (C.G.D.E)                                                                        3,344
                 10 Promodes                                                                                  7,830
                 70 Publicis S.A.                                                                            27,437
                900 Sanofi-Sythelabo S.A.                                                                    43,916
                400 Schneider Electric S.A.                                                                  29,508
                852 Societe Generale                                                                         50,509
                600 STMicroelectronics N.V.                                                                  36,796
                537 Total Fina Elf S.A.                                                                      79,754
                500 Total Fina Elf S.A. ADR                                                                  37,250
                400 TFI (Television Francaise)                                                               29,188
                350 Vivendi S.A.                                                                             28,619
                                                                                                      -------------
                                                                                                          1,063,189

Germany (7.4%)
-------------------------------------------------------------------------------------------------------------------
                180 Allianz AG                                                                               60,794
                300 BASF AG                                                                                  11,252
              1,100 Bayer AG                                                                                 46,586
              1,300 Bayerische Motoren Werke (BMW) AG                                                        42,058
                100 Bayerische Hypo-und Vereinsbank AG                                                        5,844
                100 Beiersdorf AG                                                                             9,199
                500 DaimlerChrysler AG                                                                       25,820
                805 Deutsche Bank AG                                                                         70,332
                500 Deutsche Lufthansa AG                                                                    11,088
              1,400 Deutsche Telekom AG                                                                      54,128
                600 Dresdner Bank AG                                                                         27,091
                800 E.On AG                                                                                  38,396
                200 RWE AG                                                                                    7,439
                300 SAP AG Systeme Preference Bearer                                                         58,661
                500 Siemens AG                                                                               80,659
                500 Volkswagen AG                                                                            21,776
                                                                                                      -------------
                                                                                                            571,123

Hong Kong (2.5%)
-------------------------------------------------------------------------------------------------------------------
             11,000 Bank of East Asia, Ltd.                                                                  25,670
              3,000 Cathay Pacific Airways                                                                    5,828
              2,000 Cheung Kong Infrastructure Holdings                                                      26,029
              3,000 China Mobile, Ltd. (NON)                                                                 23,080
              3,000 Henderson Land Development Co., Ltd. (R)                                                 16,656
             11,000 Hong Kong and China Gas Co., Ltd.                                                        13,681
              4,154 Hong Kong Electric Holdings, Ltd.                                                        13,156
              3,300 Hutchison Whampoa, Ltd.                                                                  46,544
              2,048 Sun Hung Kai Properties, Ltd.                                                            19,498
                 14 Sunevision Holdings, Ltd. (NON)                                                              11
                                                                                                      -------------
                                                                                                            190,153

Ireland (1.6%)
-------------------------------------------------------------------------------------------------------------------
              1,211 Allied Irish Banks PLC                                                                   10,021
                178 Bank of Ireland                                                                           1,052
              1,928 CRH PLC                                                                                  32,250
              1,000 Elan Corp. PLC ADR (NON)                                                                 58,313
             10,000 Jefferson Smurfit Group PLC                                                              19,783
                                                                                                      -------------
                                                                                                            121,419

Italy (2.7%)
-------------------------------------------------------------------------------------------------------------------
              1,400 Alleanza Assicurazioni SpA                                                               17,396
              4,000 Banca Intesa SpA                                                                         17,136
              1,200 Banca Popolare di Milano                                                                  8,426
                700 Bulgari SpA                                                                               7,870
              8,000 Ente Nazionale Idrocarburi (ENI) SpA                                                     46,715
                200 La Rinascente SpA                                                                         1,193
              2,000 Mediaset SpA                                                                             35,801
              6,000 Telecom Italia Mobile SpA                                                                52,048
              2,000 Telecom Italia SpA                                                                       24,602
                                                                                                      -------------
                                                                                                            211,187

Japan (23.7%)
-------------------------------------------------------------------------------------------------------------------
                200 Acom Co., Ltd.                                                                           17,053
                300 Advantest Corp.                                                                          61,204
                100 ASATSU-DK, Inc.                                                                           3,743
              3,000 Bank of Tokyo - Mitsubishi, Ltd.                                                         36,751
              1,000 Canon, Inc.                                                                              44,743
              3,000 Chubu Electric Power, Inc.                                                               50,933
              2,000 Dai Nippon Printing Co., Ltd.                                                            31,498
                150 Disco Corp.                                                                              25,720
              1,000 Eisai Co., Ltd.                                                                          30,204
              4,000 Fuji Bank (The), Ltd.                                                                    30,429
              1,000 Fujisawa Pharmaceutical Co.                                                              34,049
              2,000 Fujitsu Ltd.                                                                             57,968
              2,000 Furukawa Electric Co., Ltd.                                                              64,347
              3,000 Hitachi, Ltd.                                                                            35,541
              1,000 Honda Motor Co., Ltd.                                                                    36,582
              1,000 KAO Corp.                                                                                27,483
                100 Keyence Corp                                                                             33,205
                400 Kojima Co., Ltd.                                                                         11,294
              1,000 Kurita Water Industries, Ltd.                                                            20,824
                500 Kyocera Corp.                                                                            89,297
              3,000 Matsushita Electric Industrial Co.                                                       82,169
              3,000 Mitsubishi Trust and Banking Corporation (The)                                           23,075
              3,000 Mitsui & Co., Ltd.                                                                       20,176
              2,000 NEC Corp.                                                                                57,218
              7,000 Nikko Securities Co., Ltd.                                                               67,564
                200 Nintendo Co., Ltd.                                                                       34,593
                 12 Nippon Telegraph and Telephone Corp.                                                    142,951
                 40 Nippon Television Network Corp.                                                          22,887
              1,000 Nomura Securities Co., Ltd.                                                              23,403
                300 Promise Co., Ltd.                                                                        20,908
                100 Rohm Co., Ltd.                                                                           28,468
              2,000 Sankyo Co., Ltd.                                                                         46,337
              2,000 Sharp Corp.                                                                              31,873
              1,000 Shin-Etsu Chemical Co.                                                                   49,151
              3,000 Shiseido Co., Ltd.                                                                       35,456
                900 Sony Corp.                                                                              100,460
              1,000 Sumitomo Corp.                                                                            8,723
              1,000 Sumitomo Bank, Ltd.                                                                      12,382
              1,000 Takeda Chemical Industries                                                               59,188
              1,000 Teijin, Ltd.                                                                              3,714
              2,500 Tokyo Electric Power Co.                                                                 55,928
              3,000 Toshiba Corp.                                                                            29,519
              2,000 Toyota Motor Corp.                                                                       87,046
              1,000 Yamanouchi Pharmaceutical Co., Ltd.                                                      49,526
                                                                                                      -------------
                                                                                                          1,835,583

Netherlands (5.8%)
-------------------------------------------------------------------------------------------------------------------
              1,716 ABN AMRO Holding N.V.                                                                    42,705
              1,400 Akzo-Nobel N.V.                                                                          61,980
                600 ASM Lithography Holding N.V.                                                             22,680
                400 Heineken N.V.                                                                            20,336
              1,934 Internationale Nederlanden Groep (ING) N.V.                                             129,608
                612 Koninklijke Ahold N.V.                                                                   17,308
              1,753 Koninklijke (Royal) Philips Electronics N.V.                                             85,382
                800 Royal Dutch Petroleum Co. PLC                                                            48,706
                404 Royal Vendex KBB N.V.                                                                     5,243
                302 TNT Post Group N.V.                                                                       7,062
                394 Vedior N.V.                                                                               5,165
                300 Wolters Kluwer N.V.                                                                       6,079
                                                                                                      -------------
                                                                                                            452,254

New Zealand (0.1%)
-------------------------------------------------------------------------------------------------------------------
              3,800 Telecom Corp. of New Zealand, Ltd.                                                       10,585

Norway (0.7%)
-------------------------------------------------------------------------------------------------------------------
                700 Norsk Hydro ASA                                                                          30,093
                250 Norske Skogindustrier ASA                                                                 7,220
                200 Sparebanken NOR                                                                           4,960
                530 TGS Nopec Geophysical Company ASA (NON)                                                   7,945
                200 Tomra Systems ASA                                                                         5,952
                                                                                                      -------------
                                                                                                             56,170

Portugal (0.3%)
-------------------------------------------------------------------------------------------------------------------
                490 Banco Commercial Portuguese, S.A.                                                         2,552
              2,500 Electricidade de Portugal S.A.                                                            8,110
                900 Portugal Telecom S.A.                                                                     9,375
                                                                                                      -------------
                                                                                                             20,037

Singapore (1.3%)
-------------------------------------------------------------------------------------------------------------------
              2,000 Chartered Semiconductor Manufacturing (NON)                                              16,736
              3,326 DBS Group Holdings, Ltd.                                                                 40,203
              2,000 Keppel Land, Ltd.                                                                         3,103
              2,100 Overseas-Chinese Banking Corp.                                                           14,522
              3,168 United Overseas Bank, Ltd.                                                               24,854
                                                                                                      -------------
                                                                                                             99,418

Spain (1.8%)
-------------------------------------------------------------------------------------------------------------------
              1,208 Banco Santander Central Hispano S.A.                                                     12,996
              3,050 Iberdrola S.A.                                                                           35,105
                700 Repsol S.A.                                                                              13,874
                200 Superdiplo S.A. (NON)                                                                     3,395
              3,706 Telefonica S.A. (NON)                                                                    71,148
                                                                                                      -------------
                                                                                                            136,518

Sweden (3.7%)
-------------------------------------------------------------------------------------------------------------------
                600 Electrolux AB                                                                             7,443
              2,500 Enea Data AB                                                                             16,169
                500 Hennes & Mauritz AB, Class B                                                              8,774
              3,800 Investor AB, Class B                                                                     53,989
                200 LGP Telecom Holding AB                                                                    5,068
                100 NetCom Systems, Class B, AB (NON)                                                         5,280
                500 Sandvik AB                                                                               10,921
                700 Skandia Forsakrings AB                                                                   14,176
                200 SKF AB, Class B                                                                           2,905
                500 Svenska Cellulosa AB (SCA), Class B                                                       9,489
              1,400 Svenska Handelsbanken, Class A                                                           23,156
              6,100 Telefonaktiebolaget LM Ericsson, Class B                                                123,209
                200 Volvo AB Class B                                                                          3,319
                                                                                                      -------------
                                                                                                            283,898

Switzerland (8.4%)
-------------------------------------------------------------------------------------------------------------------
                287 ABB, Ltd.                                                                                32,123
                 30 Clariant AG                                                                              10,246
                 28 Compagnie Financiere Richemont AG                                                        79,281
                250 Credit Suisse Group                                                                      52,233
                  3 Givaudan (NON)                                                                              802
                 10 Julius Baer Holdings AG                                                                  49,363
                 45 Nestle S.A.                                                                              96,964
                 70 Novartis AG                                                                             105,832
                  3 Roche Holdings AG                                                                        26,863
                 20 Serono SA                                                                                23,465
                260 Swatch Group AG (The)                                                                    74,917
                 60 Swisscom AG ADR                                                                          17,013
                540 UBS AG                                                                                   78,573
                                                                                                      -------------
                                                                                                            647,675

United Kingdom (18.9%)
-------------------------------------------------------------------------------------------------------------------
              3,000 Aegis Group PLC                                                                           8,204
              2,197 Allied Zurich PLC                                                                        26,956
              1,000 Anglian Water PLC                                                                         8,131
                956 AstraZeneca Group PLC                                                                    42,978
                700 AstraZeneca Group PLC (Sweden)                                                           31,973
              1,300 Barclays PLC                                                                             32,525
              1,800 Bass PLC                                                                                 17,595
                444 BG Group PLC                                                                              2,771
                700 BOC Group PLC                                                                            10,192
             19,014 BP Amoco PLC                                                                            174,382
                300 British Airways PLC                                                                       1,419
              1,097 British American Tobacco PLC                                                              7,069
              4,000 British Telecommunications PLC ADR                                                       50,911
                916 Burmah Castrol PLC                                                                       22,251
              1,387 Cable & Wireless PLC                                                                     25,683
              1,600 Carlton Communications PLC                                                               17,455
              3,010 Diageo PLC                                                                               25,745
              3,123 Dixons Group PLC                                                                         10,846
                200 EMAP PLC                                                                                  3,433
              3,000 EMI Group PLC                                                                            27,885
              2,600 Glaxo Wellcome PLC                                                                       74,921
              4,924 Granada Compass PLC (NON)                                                                60,773
                600 Hanson PLC                                                                                3,561
              3,702 HSBC Holdings PLC (Hong Kong)                                                            52,688
              3,329 HSBC Holdings PLC                                                                        47,988
              5,000 Invensys PLC                                                                             19,564
                700 Kingfisher Leisure PLC                                                                    5,091
                706 Koninklijke (Royal) KPN NV                                                               18,831
              3,900 Lloyds TSB Group PLC                                                                     36,761
              1,000 Marks & Spencer PLC                                                                       3,018
                900 Misys PLC                                                                                10,453
                700 Molins PLC                                                                                1,120
                500 Next PLC                                                                                  4,524
                 98 NTL, Inc. (NON)                                                                           4,294
              3,000 Orchestream Holdings PLC 144A (NON)                                                      27,579
              1,200 Peninsular and Oriental Steam Navigation Co.                                             10,770
                909 Royal & Sun Alliance Insurance Group PLC                                                  6,347
                800 Royal Bank of Scotland Group PLC                                                         14,476
              7,012 Scottish Power PLC                                                                       53,548
              7,000 Securicor Group PLC                                                                      14,408
              7,200 Shell Transport & Trading Co. PLC                                                        61,582
              3,005 SmithKline Beecham PLC                                                                   39,230
              4,000 Smiths Industries PLC                                                                    52,366
              8,000 Tesco PLC                                                                                25,223
              4,500 Tomkins PLC                                                                              14,204
             58,839 Vodafone Group PLC                                                                      238,146
              1,000 WPP Group PLC                                                                            14,226
                                                                                                      -------------
                                                                                                          1,464,096

United States (0.7%)
-------------------------------------------------------------------------------------------------------------------
                100 deCODE Genetics, Inc. (NON)                                                               2,763
                833 Pharmacia Corp. SDR                                                                      48,930
                300 Transgenomic, Inc. (NON)                                                                  6,300
                                                                                                      -------------
                                                                                                             57,993
                                                                                                      -------------
                    Total Common Stocks (cost $6,306,426)                                             $   7,751,842


WARRANTS (0.1%) (a) (NON) (cost 9,733)                                                   EXPIRATION
NUMBER OF WARRANTS                                                                       DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
                 20 Nippon Television 144A                                               8/2/01       $      11,462
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $6,316,159) (b)                                           $   7,763,304
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $7,755,032.

  (b) The aggregate identified cost on a tax basis is $6,359,451, resulting in gross unrealized appreciation and depreciation of $1,931,870 and $528,017, respectively, or net unrealized depreciation of $1,403,853.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of a foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentrations greater than 10% at August 31, 2000 (as a percentage of net assets):

         Financial                 20.3%
         Technology                13.8
         Communication services    11.6
         Health care               11.4

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $6,316,159) (Note 1)                                            $7,763,304
-------------------------------------------------------------------------------------------
Cash                                                                                 40,932
-------------------------------------------------------------------------------------------
Foreign currency (cost $48)                                                              38
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                    16,628
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                        9,835
-------------------------------------------------------------------------------------------
Total assets                                                                      7,830,737

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                     19,518
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         22,497
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            1,261
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                        2,078
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              7
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               30,344
-------------------------------------------------------------------------------------------
Total liabilities                                                                    75,705
-------------------------------------------------------------------------------------------
Net assets                                                                       $7,755,032

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $5,954,804
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (30,562)
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions (Note 1)                                          384,868
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                             1,445,922
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $7,755,032

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per share
($7,755,032 divided by 597,603 shares)                                               $12.98
-------------------------------------------------------------------------------------------
Offering price per share (100/94.25 of $12.98)*                                      $13.77
-------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended August 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $12,960)                                          $100,058
-------------------------------------------------------------------------------------------
Interest                                                                              3,878
-------------------------------------------------------------------------------------------
Total investment income                                                             103,936

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     54,469
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       10,190
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     2,403
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         40
-------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                          972
-------------------------------------------------------------------------------------------
Reports to shareholders                                                               5,324
-------------------------------------------------------------------------------------------
Auditing                                                                             25,603
-------------------------------------------------------------------------------------------
Other                                                                                 3,510
-------------------------------------------------------------------------------------------
Fees waived by Manager (Note 2)                                                      (2,810)
-------------------------------------------------------------------------------------------
Total expenses                                                                       99,701
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (2,934)
-------------------------------------------------------------------------------------------
Net expenses                                                                         96,767
-------------------------------------------------------------------------------------------
Net investment income                                                                 7,169
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    559,946
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (253)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the year                                                   (1,236)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                          283,977
-------------------------------------------------------------------------------------------
Net gain on investments                                                             842,434
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $849,603
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended August 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                  $    7,169       $   10,418
--------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                             559,693          424,534
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                              282,741          791,087
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      849,603        1,226,039
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income                                             (102,732)         (21,375)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments                                  (541,937)        (150,404)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       2,160,141          477,478
--------------------------------------------------------------------------------------------------
Total increase in net assets                                            2,365,075        1,531,738

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                       5,389,957        3,858,219
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of and
undistributed net investment income of $30,562, and
$35,445, respectively)                                                 $7,755,032       $5,389,957
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

-------------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                              Dec. 28, 1995+
operating performance                               Year ended August 31                to August 31
-------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $12.45        $9.92        $9.58        $8.58        $8.50
-------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------
Net investment income (loss)(d)          .01(a)       .03(a)       .04          .07          .08
-------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                     2.02         2.95          .45         1.15           --
-------------------------------------------------------------------------------------------------------
Total from
investment operations                   2.03         2.98          .49         1.22          .08
-------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------
From net
investment income                       (.24)        (.06)        (.06)        (.09)          --
-------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.26)        (.39)        (.09)        (.13)          --
-------------------------------------------------------------------------------------------------------
Total distributions                    (1.50)        (.45)        (.15)        (.22)          --
-------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.98       $12.45        $9.92        $9.58        $8.58
-------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 16.37        30.76         5.29        14.43          .94*
-------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $7,755       $5,390       $3,858       $3,664       $3,144
-------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)            1.46         1.49         1.47         1.45          .98*
-------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(d)             .11          .23          .40          .74          .96*
-------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 31.95        55.80        38.61        76.09        48.18*
-------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses for the fund for the period ended August 31, 2000, August 31, 1999, August 31, 1998, August 31,
    1997, and August 31, 1996, reflect a reduction of $0.01, $0.05, $0.04,
    $0.03, and $0.05 per share, respectively.



NOTES TO FINANCIAL STATEMENTS
August 31, 2000

Note 1
Significant accounting policies

Putnam International Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in equity securities of issues which have a principle place of business located outside of the United States or whose securities are principally traded on foreign markets.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Other investments, including restricted securities, are stated at fair market value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2000, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, organization costs, foreign taxes, and both realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2000, the fund reclassified $29,556 to decrease distributions in excess of net investment income and $966 to decrease paid-in-capital, with a decrease to accumulated net realized gains of $28,590.The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $3,662. The expenses have been fully amortized on a projected net asset basis over a five-year period as of August 31, 2000.


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 31, 2001, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from PFTC and payments under the Trust's distribution plan) would exceed an annual rate of 1.45% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 2000, fund expenses were reduced by $2,934 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $100 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management, Inc at an annual rate of up to 0.35% of the fund's average net assets. The fund is currently not making any payments pursuant to the Plan.

During the year ended August 31, 2000 Putnam Retail Management, Inc., acting as underwriter, received no monies from net commissions from the sale of shares of the fund.

Note 3
Purchases and sales of securities

During the year ended August 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,692,005 and $2,145,035, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
                                                Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    150,913          $1,987,158
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   49,781             644,670
---------------------------------------------------------------------------
                                               200,694           2,631,828

Shares
repurchased                                    (36,020)           (471,687)
---------------------------------------------------------------------------
Net increase                                   164,674          $2,160,141
---------------------------------------------------------------------------

                                               Year ended August 31, 1999
---------------------------------------------------------------------------
                                                Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     30,481            $336,359
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   16,267             171,779
---------------------------------------------------------------------------
                                                46,748             508,138

Shares
repurchased                                     (2,688)            (30,660)
---------------------------------------------------------------------------
Net increase                                    44,060            $477,478
---------------------------------------------------------------------------

At August 31, 2000, Putnam Investments Inc., owned 565,716 shares of the fund (94.7% of shares outstanding), valued at $7,342,994.

Note 5
Change in independent
accountants (unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this funds' independent accountant and voted to appoint KPMG LLP for the fund's fiscal year ended August 31, 2000. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $266,904 as capital gain, for its taxable year ended August 31, 2000.

For the period, interest and dividends from foreign countries were $96,425. Taxes paid to foreign countries were $12,960.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Omid Kamshad
Vice President and Fund Manager

Justin M. Scott
Vice President and Fund Manager

Geirulv Lode
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


2AX  64658  10/00


Putnam
Emerging
Markets
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We are pleased to announce the addition of Claudio Brocado to Putnam Emerging Markets Fund's management team. Claudio was with Dresdner RCM Global Investors and Valores Finamex International before joining Putnam in 1999. He has 12 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 18, 2000

REPORT FROM FUND MANAGEMENT

Thomas R. Haslett
J. Peter Grant
Paul C. Warren
Stephen S. Oler
Carmel Peters
Claudio Brocado

As we look back on the 2000 fiscal year of Putnam Emerging Markets Fund, we can be generally pleased with the investment conditions of most emerging markets if not completely happy with stock performance. Emerging markets enjoyed positive economic growth with rising consumer and business demand, as well as stable currencies. Near the middle of the fiscal year, however, rising interest rates in the United States undercut leading growth sectors such as technology and telecommunications. The ensuing volatility became global and has had a lingering impact in certain Asian markets, especially among technology companies. Fortunately, the fund's diversification across many regions and sectors offset some of this volatility.

Total return for 12 months ended 8/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   14.93%   8.33%   13.96%   8.96%   13.89%  12.89%   14.24%   10.21%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* UNCERTAINTY, INTEREST RATES DEAL SETBACK TO STOCKS

Your fund fared well in the first half of the fiscal year. Emerging markets participated in the global rally of growth stocks in the technology, telecommunications, and media sectors. This trend started to unravel in March and April, as growth stock prices around the world began to correct after a long period of increases. Because a U.S. economic slowdown can reduce the earnings of exporters in Asia and Latin America, rising U.S. interest rates cut into growth forecasts for emerging markets. Your fund was not aggressively positioned during the correction but nevertheless gave up some of the gains it had made earlier in the year. The fund had substantial positions in the technology and telecommunications sectors but also had significant weightings in financial, industrial, and basic material companies; these sectors experienced fewer shocks in the correction.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Technology                22.6%

Communication
services                  16.6%

Financial                 14.5%

Consumer staples          10.7%

Basic materials           10.0%

Footnote reads:
*Based on net assets as of 8/31/00. Holdings will vary over time.


The fund's strategy typically produces a well-diversified portfolio of stocks that are neither too aggressive nor too cautious. Our investment process is based on analyzing companies in all emerging markets to identify fundamentally strong businesses experiencing earnings growth with stock prices that are relatively attractive. We tend to avoid extreme weightings in particular sectors, countries, or regions.

With the portfolio already well diversified, we made few changes in the second half of the year. Holdings outside the technology and telecommunications sectors performed relatively well. Certain markets also did well, such as Hong Kong, which benefited from improving property prices and a relatively stable Chinese economy. Latin American and European emerging markets also performed relatively better than east asian markets like South Korea and Taiwan.

* LATIN AMERICA STRONGER THAN ANTICIPATED

We had more confidence in Mexico and Brazil than some other international investors did. To many, Mexico appeared risky because of the recent presidential election. Historically Mexican elections have been accompanied by fiscal and currency instability. In Brazil, many investors doubted the government's ability to maintain fiscal discipline and avoid inflation as the country recovered from its devaluation and 1999 recession.

Mexico rewarded our confidence. The peso actually strengthened in the wake of the July election of opposition candidate Vicente Fox as president, the first time that the Institutional Revolutionary Party
(PRI) has been voted out of office since it took power in the late 1920s. The election demonstrated Mexico's increasing stability as a democracy. Fox, a former business executive, also brings to his administration the goal of instituting reforms intended to increase the sustainable growth rate of the Mexican economy.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Samsung Electronics Co.
Korea
Technology

China Telecom, Ltd.
Hong Kong
Communication services

Telefonos de Mexico S.A. ADR Class L
Mexico
Communication services

Taiwan Semiconductor Manufacturing Co.
Taiwan
Technology

Grupo Financiero Banamex-Accival
S.A. de C.V.
Mexico
Financial

Korea Electric Power Corp.
South Korea
Utilities

United Microelectronics Corp.
Taiwan
Technology

Petroleo Brasileiro S.A. ADR
Brazil
Energy

Surgutneftegaz ADR
Russia
Energy

Infosys Technologies, Ltd.
India
Technology

Footnote reads:
These holdings represent 22.9% of the fund's net assets as of 8/31/00. Portfolio holdings will vary over time.


These developments formed a positive background for your fund's Mexican holdings, several of which achieved strong results. One of your fund's largest holdings remains Telefonos de Mexico (Telmex). Although its second-quarter performance was a slight disappointment, we still believe this is a world-class telecommunications company managed in the interests of shareholders. Telmex already has 8.5 million wireless customers, more than U.S. telecommunications firms such as Sprint PCS. In early September 2000, Telmex announced plans to spin off its wireless subsidiary as a separate stock available to current shareholders. The move will reward shareholders by allowing the wireless subsidiary to appreciate in a way that reflects its growth, rather than being saddled with the slower-growing business units that Telmex, like all large telecommunication incumbents, operates.

Fund holding Grupo Financiero Banamex-Accival, another large Mexican position, illustrated the restored health of the Mexican banking sector by engaging in a takeover struggle for its largest domestic rival, Grupo Financiero Bancomer (which the fund did not own). Although the Banamex offer was trumped by Spain's BBVA, the bidding helped to raise valuations for Mexican bank stocks across the board. The contest also illustrated how attractive the Mexican financial market has become to international banks. We believe Banamex remains undervalued relative to its growth prospects.

Like Mexico, Brazil surprised many with its improving economic growth. The fact that the 1999 devaluation did not result in strong inflationary pressures allowed Brazilian interest rates to drop, even as rates rose in developed markets. Symbolizing Brazil's recovery was Petroleo Brasileiro's (Petrobras) successful $4.2 billion stock offering, including the listing of American Depositary Receipts on the New York Stock Exchange. Your fund purchased part of this large offering of Brazil's major oil company, which subsequently gained more than 30%.


"East Asia, with the notable exception of Japan, is actually the world's fastest growing region. It expanded by about 5% in 1999 and is expected to grow some 6% this year."

-- Business Week, June 26, 2000

Another Brazilian holding in the fund is Empresa Brasileira de Aeronautica (Embraer), a jet manufacturer specializing in making planes with 40 to 100 passenger seat capacity. Embraer sells to regional airlines that offer relatively short flights, which have been growing in popularity around the world. This company also had a successful offering of shares on the New York Stock Exchange during the fiscal period.

* TECHNOLOGY AND TELECOMMUNICATIONS STILL GROWING

The volatility that afflicted technology and telecommunications stocks around the world in the second half of the fiscal year has not distracted us as investment managers from the long-term growth rates expected from these sectors. The leading technology stocks in emerging markets are world-class companies, with partners in developed markets that depend on the products and services they provide. Examples include computer chip makers Taiwan Semiconductor Manufacturing Co., United Microelectronics Corp. of Taiwan, and South Korea's Samsung Electronics, the world's leading producer of DRAM chips. A growing number of U.S. companies are also relying on Indian software companies such as Infosys Technologies and Satyam Computer Services for sophisticated software services. Fund holding DSP Group, a company whose stock trades in the United States but with operations based in Israel, is a global leader in digital signal processing technology, a rapidly growing market.

In Taiwan and South Korea, two markets with large technology sectors, some of the factors influencing recent performance are clearly short-term and not business-related. Taiwan's market has been beset by political uncertainty following the election of a new president from an opposition party. China greeted the leadership change with the kind of harsh rhetoric that can make investors nervous, but historically has had no real long-term consequences for the stock market. In South Korea, previously high-flying holdings such as Korea Telecom and SK Telecom have been depressed because the government has prohibited subsidies for wireless telephone handsets. This move, we believe, slows the rate of growth for wireless subscriptions without permanently derailing it.

* VALUATIONS, LOW INFLATION FAVOR EMERGING MARKETS

As your fund enters its 2001 fiscal year, we have great confidence in the conditions in emerging markets. Recent weakness in these markets has, we believe, left many stocks undervalued, especially when compared with their counterparts in developed markets. The low levels of inflation, particularly in Latin America, represent a significant and positive departure from past recovery cycles. Lower inflation is, we believe, the result of deep reforms and the willingness to embrace global trade, which pushes prices down by giving businesses and consumers access to low-cost producers around the world. With inflation low and economies expanding, we believe stocks in many sectors of emerging markets are poised to perform well in fiscal 2001.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/00, there is no guarantee the fund will continue to hold these securities in the future. International investing includes certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks, including liquidity and volatility, may be associated with emerging-markets securities.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Emerging Markets Fund is designed for investors seeking capital appreciation through common stocks of companies operating primarily in developing economies.




TOTAL RETURN FOR PERIODS ENDED 8/31/00

                      Class A          Class B         Class C         Class M
(inception dates)   (12/28/95)       (10/30/96)       (7/26/99)       (10/30/96)
                   NAV      POP     NAV     CDSC     NAV    CDSC     NAV      POP
---------------------------------------------------------------------------------
1 year           14.93%   8.33%   13.96%   8.96%   13.89%  12.89%   14.24%  10.21%
---------------------------------------------------------------------------------
Life of fund     32.22   24.60    27.92   25.92    27.61   27.61    29.00   24.48
Annual average    6.15    4.81     5.40    5.05     5.35    5.35     5.59    4.79
---------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/00

                                   MSCI Emerging
                                    Markets Free       Consumer
                                       Index          price index
-----------------------------------------------------------------------
1 year                                 6.30%             3.23%
-----------------------------------------------------------------------
Life of fund                           2.16             12.01
Annual average                         0.46              2.46
-----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of the reporting period, the fund was offered on a limited basis and had limited assets. The fund's performance reflects a voluntary expense limitation currently or previously in effect. Had it not been in effect, the fund's total return would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 12/28/95

                                  MSCI Emerging
               Fund's class A     Markets Free      Consumer price
Date            shares at POP         Index             index

12/28/95            9,425            10,000            10,000
8/31/96            11,397            10,574            10,208
8/31/97            12,288            11,059            10,435
8/31/98             6,673             5,578            10,610
8/31/99            10,841             9,610            10,850
8/31/00           $12,460           $10,216           $11,201

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $12,792 ($12,592 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $12,761 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $12,900 ($12,448 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/00

                       Class A      Class B    Class C      Class M
-----------------------------------------------------------------------
Distributions
(number)                  1            1          1            1
----------------------------------------------------------------------
Income                 $0.0850      $0.0260    $0.0770      $0.0370
----------------------------------------------------------------------
Capital gains             --           --         --           --
----------------------------------------------------------------------
  Total                $0.0850      $0.0260    $0.0770      $0.0370
----------------------------------------------------------------------
Share value:         NAV     POP      NAV        NAV      NAV     POP
----------------------------------------------------------------------
8/31/99             $9.35   $9.92    $9.26      $9.35    $9.29   $9.63
----------------------------------------------------------------------
8/31/00             10.67   11.32    10.53      10.58    10.58   10.96
----------------------------------------------------------------------




TOTAL RETURN FOR PERIODS ENDED 9/30/00 (most recent calendar quarter)

                      Class A          Class B         Class C         Class M
(inception dates)   (12/28/95)       (10/30/96)       (7/26/99)       (10/30/96)
                   NAV      POP     NAV     CDSC     NAV    CDSC     NAV      POP
---------------------------------------------------------------------------------
1 year            5.63%   -0.45%   4.83%  -0.17%    4.79%   3.79%   5.14%    1.51%
---------------------------------------------------------------------------------
Life of fund     17.10    10.35   13.22   11.22    13.01   13.01   14.13    10.13
Annual average    3.37     2.09    2.64    2.26     2.60    2.60    2.81     2.05
---------------------------------------------------------------------------------


Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged list of equity securities from emerging markets available to non-domestic investors with all values expressed in U.S. dollars. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
Putnam Investment Funds

We have audited the accompanying statement of assets and liabilities of Putnam Emerging Markets Fund (a series of Putnam Investment Funds), including the fund's portfolio, as of August 31, 2000, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 1999 and the financial highlights for each of the years or periods in the four-year period ended August 31, 1999 were audited by other auditors whose report dated October 11, 1999 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Emerging Markets Fund as of August 31, 2000, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                      KPMG LLP
Boston, Massachusetts
October 6, 2000



THE FUND'S PORTFOLIO
August 31, 2000

COMMON STOCKS (95.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Brazil (12.9%)
-------------------------------------------------------------------------------------------------------------------
             19,916 Aracruz Celulose S.A. ADR                                                          $    385,873
             62,392 Banco Bradesco S.A.                                                                     524,791
             10,136 Banco Itau S.A.                                                                         969,579
              9,900 Brasil Telecom Participacoes S.A. ADR                                                   697,331
             85,400 Centrais Geradoras do Sul do Brasil S.A.                                                135,213
              1,872 Centrais Geradoras do Sul do Brasil S.A. (NON)                                               21
             63,779 Cia Cervejaria Brahma ADR                                                             1,323,414
             16,219 Companhia Brasileira de Distribuicao Grupo
                    Pao de Acucar ADR                                                                       605,171
             59,815 Companhia Vale do Rio Doce ADR                                                        1,600,051
             12,369 Eletropaulo Metropolitana                                                               761,588
             24,000 Embratel Participacoes S.A. ADR                                                         525,000
             16,500 Embratel Participacoes S.A.                                                             312,947
            171,201 Empresa Brasileira de Aeronautica S.A.                                                1,214,125
              2,700 Empresa Brasileira de Aeronautica S.A. ADR (NON)                                         73,744
             51,442 Gerdau S.A.                                                                             738,118
             74,600 Petroleo Brasileiro S.A. ADR (NON)                                                    2,373,213
             44,661 Petroleo Brasileiro S.A. ADR                                                          1,353,787
             16,000 Petroleo Brasileiro S.A.                                                                507,092
             27,746 Tele Celular Sul Participacoes S.A. ADR                                               1,102,904
            139,700 Tele Celular Sul Participacoes S.A.                                                     445,443
             42,300 Tele Norte Leste Participacoes S.A. ADR                                               1,078,650
             20,635 Telesp Celular Participacoes S.A. ADR                                                   758,336
             11,000 Uniao de Bancos Brasileiros S.A. GDR                                                    374,000
             79,131 Usinas Siderurgicas de Minas Gerais S.A.                                                461,126
             23,200 Votorantim Celulose e Papel S.A. ADR                                                    466,900
                                                                                                      -------------
                                                                                                         18,788,417

Canada (0.1%)
-------------------------------------------------------------------------------------------------------------------
             16,400 Global Light Telecom, Inc. (NON)                                                        163,180

Chile (0.3%)
-------------------------------------------------------------------------------------------------------------------
             38,600 Entel S.A.                                                                              372,366

China (0.9%)
-------------------------------------------------------------------------------------------------------------------
            765,000 Beijing Capital international Airport                                                   175,578
          1,746,000 Beijing Datang Power Gen. Co., Ltd.                                                     409,686
          3,306,000 Beijing Yanhua Petrochemical                                                            495,957
          1,718,000 China Eastern Airlines (NON)                                                            286,366
                                                                                                      -------------
                                                                                                          1,367,587

Egypt (0.6%)
-------------------------------------------------------------------------------------------------------------------
             13,500 Al Ahram Beverage Co.                                                                   230,934
             38,200 Al Ahram Beverages Co. GDR 144A (NON)                                                   649,400
                                                                                                      -------------
                                                                                                            880,334

Greece (1.3%)
-------------------------------------------------------------------------------------------------------------------
             37,202 Hellenic Telecommunications Organization S.A.                                           694,824
             66,700 Panafon Hellenic Telecom S.A. GDR (NON)                                                 647,657
              7,900 Panafon Hellenic Telecom S.A.                                                           418,700
              3,200 Panafon Hellenic Telecom S.A. GDR                                                       169,600
                                                                                                      -------------
                                                                                                          1,930,781

Hong Kong (6.9%)
-------------------------------------------------------------------------------------------------------------------
            322,000 China Everbright, Ltd.                                                                  301,394
            359,000 China Merchants Holdings International Co., Ltd.                                        283,090
          1,894,000 China Resources Beijing Land                                                            403,129
            607,000 China Telecom, Ltd. (NON)                                                             4,669,770
            246,000 China Unicom, Ltd. (NON)                                                                570,912
            141,000 Citic Pacific, Ltd.                                                                     672,539
            738,000 Cosco Pacific, Ltd.                                                                     667,115
            132,000 Hong Kong Exchanges and Clearing, Ltd. (NON)                                            273,339
            314,000 Johnson Electric Holdings, Ltd. (NON)                                                   658,268
            640,000 Legend Holdings, Ltd.                                                                   681,104
          3,814,000 PetroChina Co., Ltd.                                                                    909,597
                                                                                                      -------------
                                                                                                         10,090,257

India (5.9%)
-------------------------------------------------------------------------------------------------------------------
             64,800 BSES, Ltd. GDR                                                                          308,389
                200 Cipla, Ltd.                                                                               3,568
            205,300 Hindustan Lever, Ltd. (NON)                                                           1,070,126
             57,000 Housing Development Finance Corporation, Ltd. (NON)                                     656,313
             51,500 ICICI Bank, Ltd. ADR (NON)                                                              592,250
             26,200 ICICI, Ltd. ADR                                                                         370,075
             26,100 ITC, Ltd.                                                                               443,612
             11,870 Infosys Technologies, Ltd. (NON)                                                      2,171,731
             60,726 Larsen & Toubro, Ltd. GDR                                                               270,358
             36,300 Mahanager Telephone GDR 144A                                                            232,320
             60,977 Mahindra & Mahindra, Ltd.                                                               613,581
             96,500 Reliance Industries, Ltd. (NON)                                                         710,703
             38,000 Satyam Computer Services, Ltd. (NON)                                                    474,865
             19,720 Silverline Technologies, Ltd. ADR (NON)                                                 412,888
             33,400 Videsh Sanchar Nigam, Ltd. GDR                                                          359,050
                                                                                                      -------------
                                                                                                          8,689,829

Israel (5.6%)
-------------------------------------------------------------------------------------------------------------------
             25,300 Advanced Vision Technology, Ltd. 144A (NON)                                             324,932
              7,300 AudioCodes, Ltd. (NON)                                                                  820,338
             14,300 BreezeCom, Ltd. (NON)                                                                   619,369
             43,600 ESC Medical Systems, Ltd. (NON)                                                         844,750
              3,200 Giganet, Ltd. (NON)                                                                      93,350
              9,246 Gilat Satellite Networks, Ltd. (NON)                                                    741,992
             14,700 M-Systems Flash Disk Pioneers, Ltd. (NON)                                             1,150,275
             32,600 Magic Software Enterprises, Ltd. (NON)                                                  293,400
             16,211 NICE Systems, Ltd. ADR (NON)                                                          1,296,880
             20,844 Orbotech, Ltd. (NON)                                                                  2,017,960
                                                                                                      -------------
                                                                                                          8,203,246

Korea (11.4%)
-------------------------------------------------------------------------------------------------------------------
              4,990 Cheil Communications, Inc.                                                              526,590
              5,680 Hankuk Electric Glass                                                                   438,027
             28,100 Housing & Commercial Bank                                                               600,676
             43,100 Hyundai Electronics Industries Co., Ltd. (NON)                                          789,149
             49,000 Hyundai Motor Co., Ltd.                                                                 742,491
             34,560 Kookmin Bank 144A GDR                                                                   420,817
             14,400 Kookmin Credit Card Company, Ltd. (NON)                                                 446,794
             96,600 Korea Electric Power Corp.                                                            2,840,408
             25,300 Korea Telecom Corp.                                                                     958,238
              2,800 LG Home Shopping Inc.                                                                   282,854
              9,960 Pohang Iron & Steel Company, Ltd.                                                       747,696
             10,450 Samsung Electro Mechanics Co., Ltd.                                                     443,939
             18,952 Samsung Electronics Co.                                                               4,675,180
             12,100 Samsung SDI Co., Ltd.                                                                   540,227
             45,600 Shinhan Bank                                                                            497,664
              7,400 SK Telecom Co., Ltd.                                                                  1,628,574
                                                                                                      -------------
                                                                                                         16,579,324

Malaysia (3.3%)
-------------------------------------------------------------------------------------------------------------------
            162,000 Commerce Asset-Holding Berhad                                                           426,316
            218,000 Digi. Com Berhad (NON)                                                                  401,579
            567,000 IJM Copr. Berhad                                                                        510,300
            391,000 IOI Corporation Berhad                                                                  333,379
            143,000 Malayan Banking Berhad                                                                  549,421
             38,000 Malaysian Pacific Industries Berhad                                                     330,000
            444,000 Public Bank Berhad                                                                      380,905
            175,000 Resorts World Berhad                                                                    361,513
            215,000 Tanjong Public, Ltd.                                                                    466,776
            171,000 Telekom Malaysia Berhad                                                                 486,000
            185,000 Tenaga Nasional Berhad                                                                  618,289
                                                                                                      -------------
                                                                                                          4,864,478

Mexico (14.6%)
-------------------------------------------------------------------------------------------------------------------
            128,742 Alfa S.A. de C.V. Class A                                                               354,625
            637,348 Carso Global Telecom                                                                  1,641,329
             46,008 Cemex S.A. de C.V. ADR                                                                1,078,313
             58,775 Coca-Cola Femsa S.A. ADR                                                              1,204,888
            265,900 Consorcio ARA S.A. (NON)                                                                424,723
            221,394 Controladora Comercial Mexicana                                                         283,869
            398,865 Corporacion Moctezuma, S.A. de C.V.                                                     693,452
            190,368 Fomento Economico Mexicano, S.A. de C.V.                                                860,514
            197,349 Grupo Carso S.A. de C.V.                                                                701,218
            609,941 Grupo Financiero Banamex-Accival S.A. de C.V. (NON)                                   3,114,987
            172,515 Grupo Mexico S.A.                                                                       770,441
            406,604 Grupo Modelo S.A. de C.V.                                                             1,013,970
            371,076 Grupo Sanborns S.A. de C.V. (NON)                                                       616,914
             24,649 Grupo Televisa S.A. GDR (NON)                                                         1,596,023
            103,534 Organizacion Soriana S.A.                                                               446,626
             84,100 Telefonos de Mexico S.A. ADR Class L                                                  4,578,194
             69,390 TV Azteca S.A. de C.V.                                                                  932,428
            126,500 Wal-Mart de Mexico S.A. de C.V. Ser. C                                                  296,903
            300,000 Wal-Mart de Mexico S.A. de C.V. Ser. V                                                  749,756
                                                                                                      -------------
                                                                                                         21,359,173

Peru (0.2%)
-------------------------------------------------------------------------------------------------------------------
             15,953 Compania de Minas Buenaventura S.A. ADR                                                 263,225

Philippines (0.2%)
-------------------------------------------------------------------------------------------------------------------
            189,880 Manila Electric Co. Class B                                                             276,074

Poland (1.8%)
-------------------------------------------------------------------------------------------------------------------
             22,200 Agora S.A. (NON)                                                                        571,650
             20,939 Agora S.A. GDR (NON)                                                                    539,179
             90,400 Bank Polska Kasa Opieki Grupa Pekao S.A. (NON)                                        1,149,214
             55,500 Orbis S.A.                                                                              348,340
                                                                                                      -------------
                                                                                                          2,608,383

Russia (2.8%)
-------------------------------------------------------------------------------------------------------------------
            119,597 Surgutneftegaz ADR                                                                    2,332,142
             77,962 Tatneft ADR                                                                           1,028,124
             23,700 Vimpel Communications ADR (NON)                                                         672,488
                                                                                                      -------------
                                                                                                          4,032,754

South Africa (7.1%)
-------------------------------------------------------------------------------------------------------------------
             11,400 Anglogold, Ltd.                                                                         445,038
             43,800 De Beers-Centenary                                                                    1,219,548
             38,058 Impala Platinum Holdings, Ltd.                                                        1,802,562
            114,400 Johnnies Industrial Corp.                                                             1,584,442
             73,200 Rembrandt Group, Ltd.                                                                   724,909
            189,400 Sappi, Ltd.                                                                           1,658,184
            183,900 Sasol, Ltd.                                                                           1,504,456
            273,930 Standard Bank Investment                                                              1,159,804
            195,508 Theta Group, Ltd. (NON)                                                                 209,047
                                                                                                      -------------
                                                                                                         10,307,990

Taiwan (11.8%)
-------------------------------------------------------------------------------------------------------------------
                808 Acer Peripherals Inc.                                                                     1,875
             31,994 ASE Test Limited (NON)                                                                  777,854
             57,618 Asustek Computer, Inc. GDR                                                              354,715
            809,347 Bank Sinopac                                                                            461,739
            418,880 Cathay Life Insurance Co., Ltd.                                                         965,348
            697,416 Chinatrust Commercial Bank                                                              550,739
                350 D-Link Corp.                                                                                761
            150,750 Delta Electronic industrial                                                             578,219
            294,672 Far Eastern Textile, Ltd.                                                               328,627
            207,324 Hon Hai Precision Industry                                                            1,583,748
            412,000 Nan Ya Plastic Corp.                                                                    683,900
            199,200 President Chain Store Corp.                                                             590,698
             63,000 Siliconware Precision Industries ADR (NON)                                              456,750
            756,056 Taishin Intl. Bank                                                                      458,142
            958,230 Taiwan Semiconductor Manufacturing Co. (NON)                                          4,154,132
            957,660 United Microelectronics Corp.                                                         2,546,558
            596,960 United World Chinese Commercial Bank Corp.                                              513,742
             54,500 Via Technologies, Inc. (NON)                                                            727,252
            110,000 Winbond Electronics Corp. (NON)                                                         273,006
             48,555 Winbond Electronics Corp. 144A (NON)                                                  1,192,025
                                                                                                      -------------
                                                                                                         17,199,830

Thailand (2.5%)
-------------------------------------------------------------------------------------------------------------------
             47,800 Advanced Info Service (NON)                                                             578,047
             73,900 Bec World Public Co., Ltd.                                                              445,028
             64,000 PTT Exploration & Production Public Co., Ltd.                                           382,277
             18,400 Siam Cement Public Co., Ltd. (The)                                                      236,024
            121,600 Siam Commercial Bank Public Co., Ltd.                                                 1,133,920
            684,700 TelecomAsia Corporation Public Co., Ltd. (NON)                                          553,124
            629,400 Thai Farmers Bank Public Co. (NON)                                                      385,190
                                                                                                      -------------
                                                                                                          3,713,610

Turkey (3.5%)
-------------------------------------------------------------------------------------------------------------------
          4,042,625 Anadolu Efes Biracilik Ve Malt Sanayii AS (NON)                                         216,213
         33,593,800 Dogan Sirketler Grubu Holding A.S.                                                      782,851
            614,500 Enka Holding Yatirim A.S.                                                               117,377
            200,462 Haci Omer Sabanci Holdings ADR                                                          471,086
         83,768,860 Hurriyet Gazetecilik Ve Matbaacilik A.S.                                                921,648
         65,322,100 Turkiye Garanti Bankasi 144A (NON)                                                      668,783
          3,446,900 Vestel Elektronik Sanayi ve Ticaret A.S. (NON)                                          658,398
          1,009,000 Yanzhou Coal Mining Co., Ltd.                                                           291,091
             83,182 Yapi ve Kredi Bankasi A.S. GDR (NON)                                                    686,252
          5,488,100 Yazicilar Otomotiv Gida Yatirim Ve Pazarlama AS (NON)                                   335,453
                                                                                                      -------------
                                                                                                          5,149,152

United Kingdom (1.3%)
-------------------------------------------------------------------------------------------------------------------
             15,260 MIH, Ltd. (NON)                                                                         570,343
             22,913 Old Mutual PLC                                                                           57,993
            510,300 Old Mutual PLC 144A (NON)                                                             1,291,571
                                                                                                      -------------
                                                                                                          1,919,907

United States (0.7%)
-------------------------------------------------------------------------------------------------------------------
             21,182 DSP Group, Inc. (NON)                                                             $     979,668
                                                                                                      -------------
                    Total Common Stocks (cost $112,203,310)                                           $ 139,739,565


UNITS (1.0%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             10,000 HCL Technologies Structured Notes 6.34%, 2000
                    (issued by The Goldman Sachs Group, Inc.) (India)                                 $     293,200
             16,700 WIPRO Limited Structured Notes zero %, 2001
                    (issued by The Goldman Sachs Group, Inc.) (India)                                     1,200,062
                                                                                                      -------------
                    Total Units (cost $3,883,073)                                                     $   1,493,262
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $116,086,383) (b)                                         $ 141,232,827
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $146,062,515.

  (b) The aggregate identified cost on a tax basis is $117,927,142, resulting in gross unrealized appreciation and depreciation of $34,443,624 and $11,137,939, respectively, or net unrealized appreciation of $23,305,685.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American
      Depositary Receipts or Global Depositary Receipts respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentrations greater than 10% at August 31, 2000 (as a percentage of net assets):

         Technology                  22.6%
         Communication services      16.6
         Financial                   14.5
         Consumer staples            10.7


------------------------------------------------------------------------------
Forward Currency Contracts to Buy at August 31, 2000

                                      Aggregate Face   Delivery    Unrealized
                      Market Value        Value          Date     Depreciation
------------------------------------------------------------------------------
Mexican Pesos           $2,626,979      $2,759,637     2/28/01     $(132,658)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
August 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $116,086,383) (Note 1)    $141,232,827
-------------------------------------------------------------------------------------------
Foreign currency (cost $2,818,042)                                                2,704,029
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            60,253
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              806,858
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,090,902
-------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                              549
-------------------------------------------------------------------------------------------
Total assets                                                                    147,895,418

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    187,448
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   321
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    387,680
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          398,236
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        381,479
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          129,131
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        10,792
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,092
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               88,389
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                         132,658
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              115,677
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,832,903
-------------------------------------------------------------------------------------------
Net assets                                                                     $146,062,515

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $149,124,414
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (144,171)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                          (27,605,687)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                     24,687,959
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding      $146,062,515

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($83,532,913 divided by 7,828,698 shares)                                            $10.67
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.67)*                              $11.32
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($52,533,713 divided by 4,988,836 shares)**                                          $10.53
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($6,160,460 divided by 582,119 shares)**                                             $10.58
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,835,429 divided by 362,661 shares)                                               $10.58
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.58)*                              $10.96
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $108,093)                                      $ 1,396,291
-------------------------------------------------------------------------------------------
Interest                                                                             77,360
-------------------------------------------------------------------------------------------
Total investment income                                                           1,473,651

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,464,805
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      776,272
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    12,705
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,728
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               207,432
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               555,872
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                29,968
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                33,700
-------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                        2,157
-------------------------------------------------------------------------------------------
Other                                                                               150,359
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,239,998
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (26,733)
-------------------------------------------------------------------------------------------
Net expenses                                                                      3,213,265
-------------------------------------------------------------------------------------------
Net investment loss                                                              (1,739,614)
-------------------------------------------------------------------------------------------
Net realized gain on investments (net of foreign tax of $706,855) (Note 1)        8,073,272
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                       (157,097)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (170,073)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities
in foreign currencies during the year                                              (231,539)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and swap contracts
during the year (net of foreign tax of $206,190)                                  5,880,771
-------------------------------------------------------------------------------------------
Net gain on investments                                                          13,395,334
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $11,655,720
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended August 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                $   (1,739,614)   $    (205,753)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                           7,746,102      (12,594,769)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                            5,649,232       45,788,400
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   11,655,720       32,987,878
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                               (163,236)        (360,213)
--------------------------------------------------------------------------------------------------
   Class B                                                                (37,113)          (7,594)
--------------------------------------------------------------------------------------------------
   Class C                                                                 (1,217)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                 (4,364)          (4,040)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                               (397,673)              --
--------------------------------------------------------------------------------------------------
   Class B                                                                (90,414)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                 (2,966)              --
--------------------------------------------------------------------------------------------------
   Class M                                                                (10,631)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      25,708,986       23,835,099
--------------------------------------------------------------------------------------------------
Total increase in net assets                                           36,657,092       56,451,130

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     109,405,423       52,954,293
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $144,171 and undistributed
net investment income of $704,491, respectively)                     $146,062,515     $109,405,423
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------------------
                                                                                     For the period
Per-share                                                                             Dec. 28, 1995+
operating performance                               Year ended August 31               to August 31
----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.35        $5.81       $10.94       $10.28        $8.50
----------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------
Net investment income (loss)(d)         (.10)          --(c)(e)    .01(c)      (.02)(c)      .01(c)
----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.51         3.61        (4.94)         .81         1.77
----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.41         3.61        (4.93)         .79         1.78
----------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------
From net
investment income                       (.03)        (.07)          --         (.01)          --
----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.20)        (.12)          --
----------------------------------------------------------------------------------------------------
In excess of
net investment income                   (.06)          --           --           --           --
----------------------------------------------------------------------------------------------------
Total distributions                     (.09)        (.07)        (.20)        (.13)          --
----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.67        $9.35        $5.81       $10.94       $10.28
----------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 14.93        62.45       (45.69)        7.82        20.94*
----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $83,533      $60,669      $29,239      $49,581       $2,925
----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.90         2.10(c)      2.10(c)      2.10(c)      1.25*(c)
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.87)         .06(c)       .06(c)      (.23)(c)      .11*(c)
----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                139.96       163.86       112.35       141.81        45.90*
----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses for the fund reflect a reduction of $.09 per share for class A for the period ended August 31, 1996. Expenses for the period ended August 31, 1997 reflect a reduction of $.04, $.03 and $.03 per share for class A, class B and class M, respectively. Expenses for the period ended August 31, 1998 reflect a reduction of $.02, $.02 and $.02 per share for class A, Class B and Class M, respectively. Expenses for the period ended August 31, 1999 reflect a reduction of $.01, $.02, $.00 and $.02 per share for class A, class B, class C and class M, respectively.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Net investment income and/or distributions from net investment income were less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 Oct. 30, 1996+
operating performance                        Year ended August 31          to August 31
----------------------------------------------------------------------------------------
                                        2000         1999         1998         1997
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.26        $5.74       $10.87        $9.95
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income (loss)(d)         (.18)        (.05)(c)     (.07)(c)     (.09)(c)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.48         3.57        (4.86)        1.14
----------------------------------------------------------------------------------------
Total from
investment operations                   1.30         3.52        (4.93)        1.05
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.01)          --(e)        --         (.01)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.20)        (.12)
----------------------------------------------------------------------------------------
In excess of
net investment income                   (.02)          --           --           --
----------------------------------------------------------------------------------------
Total distributions                     (.03)          --         (.20)        (.13)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.53        $9.26        $5.74       $10.87
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 13.96        61.37       (45.99)       10.67*
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $52,534      $44,838      $21,722      $38,044
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               2.65         2.85(c)      2.85(c)      2.39*(c)
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)              (1.63)        (.69)(c)     (.72)(c)     (.76)*(c)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                139.96       163.86       112.35       141.81
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses for the fund reflect a reduction of $.09 per share for class A for the period ended August 31, 1996. Expenses for the period ended August 31, 1997 reflect a reduction of $.04, $.03 and $.03 per share for class A, class B and class M, respectively. Expenses for the period ended August 31, 1998 reflect a reduction of $.02, $.02 and $.02 per share for class A, Class B and Class M, respectively. Expenses for the period ended August 31, 1999 reflect a reduction of $.01, $.02, $.00 and $.02 per share for class A, class B, class C and class M, respectively.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Net investment income and/or distributions from net investment income were less than $0.01 per share.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------
                                                 For the period
Per-share                            Year ended  July 26, 1999+
operating performance                August 31    to August 31
---------------------------------------------------------------
                                        2000         1999
---------------------------------------------------------------
Net asset value,
beginning of period                    $9.35        $9.56
---------------------------------------------------------------
Investment operations
---------------------------------------------------------------
Net investment income (loss)(d)         (.18)        (.02)(c)
---------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.49         (.19)
---------------------------------------------------------------
Total from
investment operations                   1.31         (.21)
---------------------------------------------------------------
Less distributions:
---------------------------------------------------------------
From net
investment income                       (.02)          --
---------------------------------------------------------------
In excess of
net investment income                   (.06)          --
---------------------------------------------------------------
Total distributions                     (.08)          --
---------------------------------------------------------------
Net asset value,
end of period                         $10.58        $9.35
---------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------
Total return at
net asset value (%)(a)                 13.89        (2.20)*
---------------------------------------------------------------
Net assets, end of period
(in thousands)                        $6,160          $81
---------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               2.65          .29*(c)
---------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)       (1.64)        (.25)*(c)
---------------------------------------------------------------
Portfolio turnover (%)                139.96       163.86
---------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses for the fund reflect a reduction of $.09 per share for class A for the period ended August 31, 1996. Expenses for the period ended August 31, 1997 reflect a reduction of $.04, $.03 and $.03 per share for class A, class B and class M, respectively. Expenses for the period ended August 31, 1998 reflect a reduction of $.02, $.02 and $.02 per share for class A, Class B and Class M, respectively. Expenses for the period ended August 31, 1999 reflect a reduction of $.01, $.02, $.00 and $.02 per share for class A, class B, class C and class M, respectively.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Net investment income and/or distributions from net investment income were less than $0.01 per share.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                 Oct. 30, 1996+
operating performance                        Year ended August 31         to August 31
----------------------------------------------------------------------------------------
                                        2000         1999         1998         1997
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $9.29        $5.76       $10.89        $9.95
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income (loss)(d)         (.15)        (.03)(c)     (.05)(c)     (.07)(c)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              1.48         3.57        (4.88)        1.14
----------------------------------------------------------------------------------------
Total from
investment operations                   1.33         3.54        (4.93)        1.07
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.01)        (.01)          --         (.01)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.20)        (.12)
----------------------------------------------------------------------------------------
In excess of
net investment income                   (.03)          --           --           --
----------------------------------------------------------------------------------------
Total distributions                     (.04)        (.01)        (.20)        (.13)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.58        $9.29        $5.76       $10.89
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 14.24        61.59       (45.91)       10.88*
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,835       $3,817       $1,993       $4,043
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               2.40         2.60(c)      2.60(c)      2.18*(c)
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)              (1.37)        (.41)(c)     (.43)(c)     (.53)*(c)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                139.96       163.86       112.35       141.81
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period (Note
    2). As a result of such limitation, expenses for the fund reflect a reduction of $.09 per share for class A for the period ended August 31, 1996. Expenses for the period ended August 31, 1997 reflect a reduction of $.04, $.03 and $.03 per share for class A, class B and class M, respectively. Expenses for the period ended August 31, 1998 reflect a reduction of $.02, $.02 and $.02 per share for class A, Class B and Class M, respectively. Expenses for the period ended August 31, 1999 reflect a reduction of $.01, $.02, $.00 and $.02 per share for class A, class B, class C and class M, respectively.

(d) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(e) Net investment income and/or distributions from net investment income were less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
August 31, 2000

Note 1
Significant accounting policies

Putnam Emerging Markets Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The objective of the fund is to seek long-term capital appreciation by investing in common stocks and other equity securities of emerging market companies.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Investments for which market quotations are not readily available (and in certain circumstances debt securities which trade on an exchange) are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determines valuations for institutional size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

The fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Equity swap contracts The fund may engage in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2000, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2000, the fund had a capital loss carryover of approximately $25,690,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $   494,000    August 31, 2006
    25,196,000    August 31, 2007

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date.
Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, organization costs, foreign taxes, realized and unrealized gains and losses on passive foreign investment companies and swap adjustments. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2000, the fund reclassified $1,598,566 to decrease distributions in excess of net investment income and $3,192,687 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $1,594,121. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

L) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $3,662. These expenses are being amortized on projected net asset levels over a five-year period.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through August 31, 2000, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc and payments under the Trust's distribution plan) would exceed an annual rate of 1.85% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended August 31, 2000, fund expenses were reduced by $26,733 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,040 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended August 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $79,179 and $2,198 from the sale of class A and class M shares, respectively, and received $133,522 and $3,862 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $9,086 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended August 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $213,746,397 and $195,803,598, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2000 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,472,667         $85,869,545
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   43,532             519,340
---------------------------------------------------------------------------
                                             7,516,199          86,388,885

Shares
repurchased                                 (6,173,146)        (69,526,277)
---------------------------------------------------------------------------
Net increase                                 1,343,053         $16,862,608
---------------------------------------------------------------------------

                                               Year ended August 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 11,334,932         $86,575,553
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   45,700             319,903
---------------------------------------------------------------------------
                                            11,380,632          86,895,456

Shares
repurchased                                 (9,923,299)        (74,002,428)
---------------------------------------------------------------------------
Net increase                                 1,457,333         $12,893,028
---------------------------------------------------------------------------

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,866,878         $32,402,636
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    9,665             114,428
---------------------------------------------------------------------------
                                             2,876,543          32,517,064

Shares
repurchased                                 (2,730,664)        (30,262,074)
---------------------------------------------------------------------------
Net increase                                   145,879         $ 2,254,990
---------------------------------------------------------------------------

                                               Year ended August 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,807,669         $32,248,790
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,002               6,983
---------------------------------------------------------------------------
                                             3,808,671          32,255,773

Shares
repurchased                                 (2,750,247)        (22,052,112)
---------------------------------------------------------------------------
Net increase                                 1,058,424         $10,203,661
---------------------------------------------------------------------------

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    658,603          $8,147,107
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      307               3,661
---------------------------------------------------------------------------
                                               658,910           8,150,768

Shares
repurchased                                    (85,500)         (1,016,106)
---------------------------------------------------------------------------
Net increase                                   573,410          $7,134,662
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                           August 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      8,855             $83,255
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                 8,855              83,255

Shares
repurchased                                       (146)             (1,365)
---------------------------------------------------------------------------
Net increase                                     8,709             $81,890
---------------------------------------------------------------------------

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    219,007          $2,516,666
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,242              14,737
---------------------------------------------------------------------------
                                               220,249           2,531,403

Shares
repurchased                                   (268,700)         (3,074,677)
---------------------------------------------------------------------------
Net decrease                                   (48,451)         $ (543,274)
---------------------------------------------------------------------------

                                               Year ended August 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    409,484          $3,517,717
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      561               3,915
---------------------------------------------------------------------------
                                               410,045           3,521,632

Shares
repurchased                                   (344,672)         (2,865,112)
---------------------------------------------------------------------------
Net increase                                    65,373          $  656,520
---------------------------------------------------------------------------

Note 5
Change in independent
accountants (unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this fund's independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended August 31, 2000. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Justin M. Scott
Vice President

Thomas J. Haslett
Vice President and Fund Manager

J. Peter Grant
Vice President and Fund Manager

Paul C. Warren
Vice President and Fund Manager

Stephen S. Oler
Vice President and Fund Manager

Carmel Peters
Vice President and Fund Manager

Claudio Brocado
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Emerging Markets Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN004-64655  2AY/2CK/2CL  10/00


Putnam
International
Voyager
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-00

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 18, 2000


REPORT FROM FUND MANAGEMENT

Joseph P. Joseph
Andrew Graham
Omid Kamshad
Joshua L. Byrne

As experienced investors know, market trends can change and reverse direction without much warning. One such reversal occurred in the final six months of Putnam International Voyager Fund's 2000 fiscal year, which ended August 31, 2000. In the first half of the year, as we described in the semiannual report last February, stocks in the technology and telecommunications sectors led most others by wide margins. Their leadership, however, came to an end in February and March. Stock prices corrected, then stabilized at lower levels. While this about-face in the markets affected your fund's performance, the impact was moderated by the portfolio's diversification. As we have described in previous reports, the fund invests in value-oriented stocks as well as growth stocks. This diversification helped to preserve a gain for the fund over the fiscal year as a whole.

Total return for 12 months ended 8/31/00

       Class A          Class B          Class C          Class M
     NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
    59.46%  50.32%   58.24%  53.24%   58.41%  57.41%   58.79%  53.25%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* GROWTH STOCKS AND CURRENCIES WEAKEN, VALUE STOCKS REVIVE

The correction in the technology and telecommunications sectors was global, engulfing even the Nasdaq market in the United States. Japan, where the greatest run-up in prices had occurred, suffered some of the most severe price declines. As often happens in volatile markets, the small and midsize companies your fund owns suffered somewhat more than their large-company counterparts. It's important to remember, of course, that the same conditions may give an advantage to smaller-company stocks when markets rally.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Technology             23.6%

Financial              14.4%

Consumer staples       14.1%

Consumer cyclicals     13.8%

Capital goods          10.6%

Footnote reads:
*Based on net assets as of 8/31/00. Holdings will vary over time.


While your fund experienced losses, the portfolio's diversification helped to cushion performance. We invest in both growth and value stocks, as well as stocks that have a combination of growth and value characteristics. The silver lining in the correction of technology and telecommunications stocks was that in response, other sectors that had been out of favor sprang back to life. As growth sectors corrected in the second half of the year, the more value-oriented holdings contributed gains. For example, European energy, manufacturing, and financial companies performed relatively better thanks to Europe's healthy economy. Hanson PLC of the United Kingdom and CSR Ltd. of Australia, two fund holdings that focus on building and construction materials, had been flat for several quarters but have perked up in recent months as the global economy has accelerated.

In addition to the stock slump, the decline of the euro and of British sterling against the dollar also hurt your fund's returns. A majority of the fund's holdings were in euro-bloc countries and the United Kingdom. Our view is that Europe's improving economy should provide support to the euro, but it is impossible to know when the currency will recover. In any case, we refrain from hedging currencies and instead focus on fundamental stock selection. When a currency declines, we prefer to buy stocks that will benefit from that trend. In this case, we added European manufacturing stocks that, because of the weak euro, have a price advantage versus U.S. and Japanese competitors. An example is Hilti AG, a Swiss toolmaker. Although this holding, as well as others mentioned in this report, was viewed favorably at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* "AMERICANIZATION" TREND STILL IN PLACE

The introduction of American-style management techniques intended to improve profitability is a long-term positive trend among international companies. In our research we look for companies that embrace these techniques. During the fiscal year we established a position in ProSieben Media AG, a media company that operates one of Germany's largest television networks, as it began a restructuring after years of poor management and stock performance. In recent months, the company has replaced many executives in a move that restored investor confidence. An improvement in German advertising revenues also has boosted ProSieben Media AG.


International Voyager Fund's class A shares were ranked in the top 1% of the international funds tracked by Lipper Analytical Services (4 out of 461 funds) for the 3-year period ending September 30, 2000.*

*Past performance is no guarantee of future results. Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. For the 1 year period, the fund ranked 10 out of 653 (top 2%) international funds. The fund was not ranked over longer periods. Performance of other share classes will vary.


Several of the fund's European financial stocks are also benefiting as Europeans, following the American precedent, are becoming more willing to invest in equities and mutual funds. We recently have emphasized asset gatherers that we believe have strong potential for steady growth. Examples include Tecis Holdings and Consors Discount Broker AG of Germany and BiPop-Carire SpA in Italy. The German companies stand to benefit from the government's apparent willingness to begin privatizing a portion of retirement savings. BiPop-Carire SpA has achieved internal growth and has made strategic acquisitions to enhance its competitiveness.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

ARM Holdings PLC
United Kingdom
Technology

Enea Data AB
Sweden
Technology

Venture Manufacturing Ltd.
Singapore
Technology

Ares-Serono Group Class B
Switzerland
Health care

Four Seasons Hotels, Inc.
Canada
Consumer cyclicals

Societe Television Francaise 1
France
Consumer staples

Tecis Holdings AG
Germany
Financial

Perlos Oyj
Finland
Technology

ProSieben Media AG
Germany
Consumer staples

Winbond Electronics Corp.
Taiwan
Technology

Footnote reads:
These holdings represent 15.1% of the fund's net assets as of 8/31/00. Portfolio holdings will vary over time.


* GROWTH STOCKS STILL ATTRACTIVE FOR THE LONG TERM

Despite recent poor performance in the technology and telecommunication sectors, we remain very positive about the long-term growth prospects in these industries. After all, 300 million wireless telephones were sold in 1999, yet in many major markets less than half of the population has made the jump to wireless. Business investment in technology also continues to boom, particularly in Asia, which is in the midst of recovery and striving to gain competitiveness. A host of small and midsize companies can thrive on this demand for years to come.

Technology-related stocks are still the largest allocation in the portfolio, but our approach to these stocks reflects our overall philosophy -- we look for a combination of growth and value and seek to avoid the most aggressive, overpriced stocks. One of the fund's tech holdings is Bookham Technology PLC of the United Kingdom, which manufacturers optical components based on semiconductor chips that control light signals in fiber-optics telecommunications networks. We selected Bookham because it has gained a competitive advantage by successfully automating a complicated process that most other optical-component companies perform manually. Another fund holding, ASE Test Limited, tests integrated circuits in semiconductor chips. Although the stock has benefited from robust demand in the semiconductor industry, it is less volatile than most chipmakers.

* FUND REMAINS DIVERSIFIED IN FUNDAMENTALLY STRONG COMPANIES

The volatility in international stocks that we have witnessed this year has not precipitated large changes in the portfolio. While the largest sector weighting is in technology stocks, many other sectors are well represented in the portfolio, including media, financials, industrial, and retail stocks. In terms of geographical exposure, the United Kingdom remains our largest position thanks to an eclectic combination of growth and value stocks based there. We have taken profits on many Japanese stocks and now have a significantly reduced exposure to Japan. Most small and midsize companies in Japan that have solid earnings growth we consider to be overvalued.

Despite recent volatility, we have confidence in our stock selections because the fundamental business situation remains positive. It is normal for stocks to react to short-term factors such as rising interest rates, and investors need to be aware of these risks, but we should not lose sight of positive long-term conditions. Small and midsize companies in international markets offer great opportunities, in our view. A growing number are focused on profit growth and rewarding shareholders. Structural shifts, such as the introduction of new technologies, will go on for many years. Economic growth is accelerating in Europe and Japan has not yet fully recovered from its long recession. All of these factors point to a brighter future for fiscal 2001 and beyond.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/00, there is no guarantee the fund will continue to hold these securities in the future. International investing includes certain risks, such as currency fluctuations, economic instability, and political developments. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam International Voyager Fund is designed for investors seeking capital appreciation through common stocks of smaller-capitalization companies located outside the United States.




TOTAL RETURN FOR PERIODS ENDED 8/31/00

                     Class A           Class B         Class C         Class M
(inception dates)   (12/28/95)       (10/30/96)       (7/26/99)       (10/30/96)
                   NAV      POP     NAV     CDSC     NAV    CDSC     NAV      POP
---------------------------------------------------------------------------------
1 year            59.46%  50.32%   58.24%  53.24%   58.41%  57.41%  58.79%  53.25%
---------------------------------------------------------------------------------
Life of fund     255.79  235.27   243.73  241.73   243.89  243.89  247.53  235.35
Annual average    31.15   29.50    30.19   30.03    30.20   30.20   30.50   29.50
---------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/00

                              MSCI EAFE         Consumer
                                Index          price index
-------------------------------------------------------------
1 year                          9.55%             3.23%
-------------------------------------------------------------
Life of fund                   52.46             12.01
Annual average                  9.45              2.46
-------------------------------------------------------------

Past performance is no assurance of future results. Recent returns were achieved during favorable market conditions and may not be sustained. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. For a portion of the reporting period, the fund was offered on a limited basis and had limited assets. The fund's performance reflects a voluntary expense limitation currently or previously in effect. Had it not been in effect, the fund's total return would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 12/28/95

               Fund's class A       MSCI EAFE       Consumer price
Date            shares at POP         Index             index

12/28/95            9,425            10,000            10,000
8/31/96            10,499            10,168            10,208
8/31/97            13,065            11,089            10,435
8/31/98            14,603            11,073            10,610
8/31/99            21,025            13,916            10,850
8/31/00           $33,527           $15,246           $11,201

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B or class C shares would have been valued at $34,373 ($34,173 at CDSC) and $34,389, respectively, and no contingent sales shares would apply for class C shares; a $10,000 investment in the fund's class M shares would have been valued at $34,753 ($33,535 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/00

                        Class A       Class B    Class C      Class M
---------------------------------------------------------------------------
Distributions
(number)                   1             1          1            1
---------------------------------------------------------------------------
Income                  $0.172        $0.093     $0.150       $0.119
---------------------------------------------------------------------------
Capital gains
  Long-term              0.085         0.085      0.085        0.085
---------------------------------------------------------------------------
  Short-term             0.447         0.447      0.447        0.447
---------------------------------------------------------------------------
  Total                 $0.704        $0.625     $0.682       $0.651
---------------------------------------------------------------------------
Share value:          NAV     POP       NAV        NAV      NAV     POP
---------------------------------------------------------------------------
8/31/99             $17.28  $18.33    $17.07     $17.27   $17.15  $17.77
---------------------------------------------------------------------------
8/31/00              26.76   28.39     26.31      26.59    26.50   27.46
---------------------------------------------------------------------------




TOTAL RETURN FOR PERIODS ENDED 9/30/00 (most recent calendar quarter)

                      Class A         Class B          Class C         Class M
(inception dates)   (12/28/95)       (10/30/96)       (7/26/99)       (10/30/96)
                   NAV      POP     NAV     CDSC     NAV    CDSC     NAV      POP
----------------------------------------------------------------------------------
1 year            44.84%   36.54%  43.78%  38.78%   43.88%  42.88%   44.15%  39.14%
----------------------------------------------------------------------------------
Life of fund     229.33   210.34  217.99  215.99   218.16  218.16   221.57  210.29
Annual average    28.45    26.86   27.51   27.34    27.53   27.53    27.81   26.86
----------------------------------------------------------------------------------


Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged list of equity securities from Europe, Australasia and the Far East, with all values expressed in U.S. dollar. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended August 31, 2000

To the Trustees and Shareholders of
Putnam International Voyager Fund
(a series of Putnam Investment Funds)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Voyager Fund (the "fund"), a series of Putnam Investment Funds, at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 10, 2000




THE FUND'S PORTFOLIO
August 31, 2000

COMMON STOCKS (96.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Australia (0.8%)
-------------------------------------------------------------------------------------------------------------------
          8,078,829 CSR, Ltd.                                                                        $   20,521,195

Belgium (0.9%)
-------------------------------------------------------------------------------------------------------------------
             83,695 Groupe Bruxelles Lambert SA                                                          21,758,524

Canada (5.1%)
-------------------------------------------------------------------------------------------------------------------
            690,959 Clearnet Communications, Inc. Class A (NON)                                          30,674,399
            262,929 Corus Entertainment Inc. Class B (NON)                                                7,757,859
            487,875 Four Seasons Hotels, Inc.                                                            36,748,639
          1,005,883 GSI Lumonics, Inc. (NON)                                                             26,341,561
            656,319 Manitoba Telecom Services, Inc.                                                      12,130,973
            547,951 Open Text Corp. (NON)                                                                13,733,154
                                                                                                      -------------
                                                                                                        127,386,585

Denmark (4.1%)
-------------------------------------------------------------------------------------------------------------------
            569,194 Carlsberg A/S Class B                                                                20,569,597
            146,734 GN Store Nord A/S                                                                    19,688,204
            135,463 Group 4 Falck A/S                                                                    21,245,613
             52,690 NKT Holding A/S                                                                      13,196,851
            635,830 Vestas Wind Systems A/S                                                              28,286,074
                                                                                                      -------------
                                                                                                        102,986,339

Finland (6.0%)
-------------------------------------------------------------------------------------------------------------------
            875,748 Comptel Oyj                                                                          14,757,797
            376,450 Elisa Communications Oyj Class A                                                     14,320,403
            826,819 KCI Konecranes International PLC                                                     25,720,685
          1,131,157 Perlos Oyj                                                                           34,132,391
            440,276 Pohjola Group Insurance Corp.                                                        16,650,551
            612,419 Sampo Insurance Co., Ltd. Class A                                                    24,902,549
            430,365 Tampere Telephone PLC                                                                 2,777,011
            662,318 Teleste Oyj                                                                          18,660,783
                                                                                                      -------------
                                                                                                        151,922,170

France (6.8%)
-------------------------------------------------------------------------------------------------------------------
          1,913,100 Elior (NON)                                                                          20,744,432
            107,000 Elior 144A (NON)                                                                      1,160,240
             15,008 Expand                                                                                1,267,215
          1,206,994 Havas Advertising S.A.                                                               28,546,576
             49,346 Ipsos                                                                                 6,605,124
            396,891 NRJ Group (NON)                                                                      19,419,257
            354,718 Riber SA 144A (NON)                                                                   9,710,419
            498,379 Societe Generale d'Enterprises S.A. (NON)                                            25,248,678
            227,382 Societe Generale d'Enterprises 144A S.A. (NON)                                       11,317,439
            479,557 Societe Television Francaise I                                                       34,993,504
             85,702 Wavecom SA ADR (NON)                                                                 11,462,643
                                                                                                      -------------
                                                                                                        170,475,527

Germany (8.5%)
-------------------------------------------------------------------------------------------------------------------
            190,879 ADVA AG Optical Networking                                                           22,903,189
            158,305 Consors Discount Broker AG                                                           18,614,806
            367,079 Direkt Anlage Bank AG (NON)                                                          19,020,947
            118,937 Marschollek, Lautenschlaeger und Partner AG                                          16,120,959
             50,142 Pandatel AG                                                                           5,882,740
            226,892 ProSieben Media AG                                                                   33,677,489
            286,917 SGL Carbon AG                                                                        19,890,923
            676,680 Stinnes AG                                                                           19,546,578
            172,721 Stinnes AG 144A                                                                       4,989,219
            548,621 Tecis Holdings AG                                                                    34,864,426
            355,654 Zapf Creaton AG                                                                      18,966,317
                                                                                                      -------------
                                                                                                        214,477,593

Hong Kong (1.5%)
-------------------------------------------------------------------------------------------------------------------
          7,662,852 Esprit Holdings, Ltd.                                                                 5,993,435
          9,922,000 Johnson Electric Holdings, Ltd. (NON)                                                20,800,439
          2,513,000 Li & Fung, Ltd.                                                                      10,955,367
                                                                                                      -------------
                                                                                                         37,749,241

Ireland (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,209,286 Irish Life & Permanent PLC                                                           10,425,690

Israel (0.2%)
-------------------------------------------------------------------------------------------------------------------
            346,006 Advanced Vision Technology, Ltd. (NON)                                                4,443,810
             40,962 Advanced Vision Technology, Ltd. 144A (NON)                                             526,082
                                                                                                      -------------
                                                                                                          4,969,892

Italy (3.9%)
-------------------------------------------------------------------------------------------------------------------
          1,435,773 ACEA SpA                                                                             22,140,596
          2,593,876 Banca Popolare di Milano                                                             18,212,952
          1,342,268 BiPop-Carire SpA (REL)                                                               12,001,658
          2,837,865 Bulgari SpA                                                                          31,907,024
          2,958,761 Buzzi Unicem SpA                                                                     14,673,987
                                                                                                      -------------
                                                                                                         98,936,217

Japan (9.4%)
-------------------------------------------------------------------------------------------------------------------
            282,530 Aiful Corp.                                                                          24,381,165
            341,120 Aoi Advertising Promotion, Inc.                                                       5,087,523
             72,300 C TWO-NETWORK Co., Ltd.                                                              10,308,226
            121,350 Disco Corp.                                                                          20,807,410
            170,000 FDK Corporation                                                                       1,736,516
          1,332,317 Fujitec Co., Ltd.                                                                    12,247,169
            103,000 MACNICA, Inc.                                                                        16,636,901
             59,800 MEITEC Corp.                                                                          2,765,350
                711 Net One Systems Co., Ltd.                                                            22,875,246
          2,305,000 Nikko Securities Co., Ltd.                                                           22,247,866
            138,000 Nippon Broadcasting Systems                                                           8,077,291
          4,189,000 Nippon Sanso Corp.                                                                   15,834,978
            287,600 Nissin Co., Ltd.                                                                     13,164,694
            536,800 Nissin Food Products Co. Ltd.                                                        13,997,786
            290,300 Sundrug Co., Ltd.                                                                    21,185,011
            217,840 Taiyo Ink Manufacturing                                                              12,750,414
            197,600 Tsuruha Co., Ltd.                                                                     7,135,916
            588,500 Yoshimoto Kogyo Co., Ltd.                                                             6,729,026
                                                                                                      -------------
                                                                                                        237,968,488

Korea (0.7%)
-------------------------------------------------------------------------------------------------------------------
            155,580 Cheil Communications, Inc.                                                           16,418,201

Luxembourg (1.1%)
-------------------------------------------------------------------------------------------------------------------
             83,362 RTL Group                                                                            11,773,242
            274,200 SBS Broadcasting SA (NON)                                                            11,927,700
            952,800 Societe Europeenne de Communication S.A. (NON)                                        4,343,996
                                                                                                      -------------
                                                                                                         28,044,938

Mexico (1.9%)
-------------------------------------------------------------------------------------------------------------------
            995,000 Coca-Cola Femsa S.A. de C.V. ADR                                                     20,397,500
          5,354,881 Consorcio ARA S.A. de C.V. (NON)                                                      8,553,379
          3,831,127 Grupo Financiero Bancomer, S.A. de C.V. (NON)                                        19,565,682
                                                                                                      -------------
                                                                                                         48,516,561

Netherlands (3.3%)
-------------------------------------------------------------------------------------------------------------------
            251,540 Draka Holding N.V.                                                                   19,539,909
            738,454 Hagemeyer N.V.                                                                       21,153,771
            435,746 Internatio-Muller NV                                                                  7,745,821
            136,615 Van Der Moolen Holding N.V.                                                           9,046,044
            613,257 Versatel Telecom Intl. NV (NON)                                                      17,496,517
            593,430 World Online International NV (NON)                                                   8,333,561
                                                                                                      -------------
                                                                                                         83,315,623

Norway (1.9%)
-------------------------------------------------------------------------------------------------------------------
            708,711 ProSafe ASA (NON)                                                                    11,483,870
            667,049 Sparebanken NOR                                                                      16,544,056
            682,963 TGS Nopec Geophysical Company ASA (NON)                                              10,238,535
            322,777 Tomra Systems ASA                                                                     9,606,564
                                                                                                      -------------
                                                                                                         47,873,025

Poland (--%)
-------------------------------------------------------------------------------------------------------------------
             61,605 Pentamedia Graphics, Ltd.                                                               569,846

Portugal (0.5%)
-------------------------------------------------------------------------------------------------------------------
            889,767 Impresa SGPS S.A. (NON)                                                               8,683,258
            356,300 Impresa SGPS 144A S.A. (NON)                                                          3,477,140
                                                                                                      -------------
                                                                                                         12,160,398

Singapore (2.5%)
-------------------------------------------------------------------------------------------------------------------
          4,307,073 Overseas Union Bank, Ltd.                                                            21,775,648
          3,150,089 Venture Manufacturing, Ltd.                                                          40,273,104
                                                                                                      -------------
                                                                                                         62,048,752

South Korea (0.4%)
-------------------------------------------------------------------------------------------------------------------
            252,500 Samsung SDI Co., Ltd.                                                                11,273,338

Spain (2.6%)
-------------------------------------------------------------------------------------------------------------------
            462,810 Abengoa S.A.                                                                         11,435,406
          3,293,032 CIR-Compagnie Industriali Riunite SpA                                                12,439,099
          1,080,062 Grupo Dragados S.A.                                                                   9,023,616
          2,134,570 NH Hoteles S.A.                                                                      26,560,881
            298,615 Superdiplo S.A. (NON)                                                                 5,069,312
                                                                                                      -------------
                                                                                                         64,528,314

Sweden (6.0%)
-------------------------------------------------------------------------------------------------------------------
          1,225,004 Arkivator AB                                                                         31,042,353
            416,570 Artimplant AB Class B (NON)                                                           5,786,001
          6,991,675 Enea Data AB                                                                         45,219,973
          1,120,207 Framtidsfabriken AB (NON)                                                            12,530,545
          1,336,292 HiQ International AB                                                                 15,160,181
            176,908 NetCom AB Class B (NON)                                                               9,341,058
            712,324 Sapa AB                                                                              10,384,833
            839,407 Semcon AB                                                                            12,549,052
            294,295 SKF AB Class A                                                                        3,994,037
            378,338 SKF AB Class B                                                                        5,495,659
                                                                                                      -------------
                                                                                                        151,503,692

Switzerland (5.2%)
-------------------------------------------------------------------------------------------------------------------
             31,802 Ares-Serono Group Class B                                                            37,311,037
             20,114 Forbo Holding AG                                                                      8,797,422
             81,014 Geberit International AG                                                             24,320,010
             16,046 Hilti AG                                                                             14,156,068
             34,180 Logitech International                                                               11,555,516
             30,235 Tecan Group AG                                                                       31,255,444
              1,783 Vontobel Holding AG                                                                   4,758,897
                                                                                                      -------------
                                                                                                        132,154,394

Taiwan (2.1%)
-------------------------------------------------------------------------------------------------------------------
            849,276 ASE Test Limited (NON)                                                               20,648,023
         12,907,070 Winbond Electronics Corp. (NON)                                                      32,033,663
                                                                                                      -------------
                                                                                                         52,681,686

United Kingdom (19.8%)
-------------------------------------------------------------------------------------------------------------------
          7,823,201 Aegis Group PLC (NON)                                                                21,393,701
            238,100 Aegis Group PLC 144A (NON)                                                              651,120
          3,792,022 ARM Holdings PLC (NON)                                                               50,746,052
          6,228,835 Avis Europe PLC 144A ADR                                                             21,609,205
            205,483 Bookham Technology PLC (NON)                                                         12,688,575
            273,147 Capital Radio PLC                                                                     6,233,945
          3,575,682 Carphone Warehouse Group PLC (NON)                                                   11,182,552
          1,062,100 Carphone Warehouse Group PLC 144A (NON)                                               3,321,601
          5,897,810 Chloride Group PLC                                                                   17,157,909
          3,416,315 Cordiant Communications Group PLC                                                    16,920,711
            174,800 DIAGONAL PLC                                                                          1,080,622
            353,738 Dialog Semiconductor PLC (NON)                                                       17,480,770
          8,579,591 Electronics Boutique PLC                                                              7,612,723
          2,276,131 Eyretel PLC (NON)                                                                     9,187,637
          2,382,600 Eyretel PLC 144A (NON)                                                                9,617,401
          5,697,110 Firstgroup PLC                                                                       20,903,998
          1,474,039 GWR Group PLC                                                                        20,369,303
          2,020,926 Hanson PLC                                                                           11,993,727
          3,031,083 HIT Entertainment PLC                                                                17,415,603
          6,595,712 Iceland Group PLC                                                                    28,530,523
          1,436,859 Informa Group PLC                                                                    15,884,419
          2,389,434 Kingston Communication (Hull) PLC                                                    17,517,380
          1,803,557 Manchester United PLC                                                                 7,916,272
          2,045,553 Matalan PLC                                                                          18,313,965
            838,700 Orchestream Holdings PLC (NON)                                                        7,710,229
          1,605,862 Orchestream Holdings PLC 144A (NON)                                                  14,762,805
            439,308 Oxford Glycosciences PLC (NON)                                                       10,943,173
          1,887,325 Pace Micro Technology PLC                                                            20,617,225
            252,262 Pharmagene PLC (NON)                                                                  1,199,895
            793,100 Pharmagene PLC 144A (NON)                                                             3,772,413
          2,225,989 Premier Farnell PLC                                                                  17,452,408
            785,267 Psion PLC                                                                            10,051,795
          1,061,400 SMG Pc                                                                                5,202,985
          1,376,464 Taylor Nelson Sofres PLC                                                              6,091,707
            974,498 Ted Baker PLC                                                                         6,945,773
          1,431,983 Trinity PLC                                                                          10,852,234
          1,739,304 Viridian Group PLC                                                                   17,391,301
                                                                                                      -------------
                                                                                                        498,723,657

United States (0.8%)
-------------------------------------------------------------------------------------------------------------------
            111,700 Maxim Pharmaceuticals, Inc. (NON)                                                     6,834,647
            548,400 Orient-Express Hotels, Ltd. (NON)                                                    14,121,300
                                                                                                     --------------
                                                                                                         20,955,947
                                                                                                     --------------
                    Total Common Stocks (cost $2,097,212,990)                                        $2,430,345,833


UNITS (0.5%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             24,704 Software Solutions Integrated structured note
                    (issued by Goldman Sachs Group, Inc.) 6.809%, 2001
                    (India)                                                                          $    1,527,942
            115,100 Software Solutions Integrated structured note (issued by
                    Goldman Sachs Group, Inc.) 6.835%, 2001 (India)                                       7,118,935
             45,000 Software Solutions Integrated structured note
                    (issued by Goldman Sachs
                    Group, Inc.), 7.247%, 2001, (India)                                                   2,783,250
                                                                                                     --------------
                    Total Units (cost $19,017,211)                                                   $   11,430,127


SHORT-TERM INVESTMENTS (2.1%) (a) (cost $52,440,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   52,440,000 Interest in $400,000,000 joint repurchase agreement dated August 31, 2000 with Merrill Lynch due
                    September 1, 2000 with respect to various U.S. Treasury
                    obligations -- maturity value of $52,449,672 for an
                    effective yield of 6.64%                                                         $   52,440,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,168,670,201) (b)                                      $2,494,215,960
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,520,178,919.

  (b) The aggregate identified cost on a tax basis is $2,200,450,692, resulting in gross unrealized appreciation and depreciation of $413,636,800 and $119,871,532, respectively, or net unrealized appreciation of $293,765,268.

(NON) Non-income-producing security.

(REL) BiPop-Carire SpA is involved in a joint venture with Putnam Investments.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentrations greater than 10% at August 31, 2000 (as a percentage of net assets):

        Technology           23.6%
        Financial            14.4
        Consumer staples     14.1
        Consumer cyclicals   13.8
        Capital goods        10.6

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,168,670,201) (Note 1)                                    $2,494,215,960
-------------------------------------------------------------------------------------------
Cash                                                                                853,446
-------------------------------------------------------------------------------------------
Foreign currency (cost $3,286,126)                                                3,324,240
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,401,850
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           36,868,586
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   51,703,440
-------------------------------------------------------------------------------------------
Unamortized organizational expenses (Note 1)                                            295
-------------------------------------------------------------------------------------------
Total assets                                                                  2,588,367,817

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 55,430,260
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        4,780,698
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      5,093,763
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          834,368
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        13,223
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,100
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,445,927
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              587,559
-------------------------------------------------------------------------------------------
Total liabilities                                                                68,188,898
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,520,178,919

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,221,845,041
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (8,299,705)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                  (18,830,954)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                               325,464,537
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $2,520,178,919

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,311,822,024 divided by 49,014,782 shares)                                        $26.76
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $26.76)*                              $28.39
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($936,798,221 divided by 35,607,300 shares)**                                        $26.31
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($170,579,136 divided by 6,414,676 shares)**                                         $26.59
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($64,164,208 divided by 2,421,148 shares)                                            $26.50
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $26.50)*                              $27.46
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class Y share
($36,815,330 divided by 1,373,100 shares)                                            $26.81
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,856,393)                                   $ 19,261,750
-------------------------------------------------------------------------------------------
Interest                                                                          4,228,584
-------------------------------------------------------------------------------------------
Total investment income                                                          23,490,334

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 13,709,869
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    3,863,204
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    27,524
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     15,732
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,987,617
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             5,883,921
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               787,518
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               376,236
-------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                          732
-------------------------------------------------------------------------------------------
Other                                                                             1,148,505
-------------------------------------------------------------------------------------------
Total expenses                                                                   27,800,858
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,893,875)
-------------------------------------------------------------------------------------------
Net expenses                                                                     25,906,983
-------------------------------------------------------------------------------------------
Net investment loss                                                              (2,416,649)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (11,937,230)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (231,806)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                 (404,010)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
during the year                                                                 238,069,254
-------------------------------------------------------------------------------------------
Net gain on investments                                                         225,496,208
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $223,079,559
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended August 31
                                                                 --------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                               $    (2,416,649)  $   (1,047,373)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                         (12,169,036)      13,685,837
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
asset and liabilities in foreign currencies                           237,665,244       85,664,534
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  223,079,559       98,302,998
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (2,747,218)        (436,394)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,015,488)        (152,883)
--------------------------------------------------------------------------------------------------
   Class C                                                               (107,274)              --
--------------------------------------------------------------------------------------------------
   Class M                                                               (154,610)         (24,395)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --         (634,481)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (222,278)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --               --
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (35,469)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                             (7,251,297)      (2,149,683)
--------------------------------------------------------------------------------------------------
   Class B                                                             (5,648,516)      (1,752,907)
--------------------------------------------------------------------------------------------------
   Class C                                                               (330,810)              --
--------------------------------------------------------------------------------------------------
   Class M                                                               (630,742)        (197,843)
--------------------------------------------------------------------------------------------------
  In excess of net realized gain on investments
   Class A                                                             (2,895,247)              --
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,255,300)              --
--------------------------------------------------------------------------------------------------
   Class C                                                               (132,083)              --
--------------------------------------------------------------------------------------------------
   Class M                                                               (251,838)              --
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                   1,910,849,104      139,594,386
--------------------------------------------------------------------------------------------------
Total increase in net assets                                        2,110,508,240      232,291,051

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     409,670,679      177,379,628
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $8,299,705 and
$1,862,835 respectively)                                           $2,520,178,919     $409,670,679
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                              Dec. 28, 1995+
operating performance                               Year ended August 31                to August 31
------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.28       $12.37       $11.66        $9.47        $8.50
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .05         (.01)         .05          .02(d)       .04(d)
------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                    10.13         5.33         1.25         2.28          .93
------------------------------------------------------------------------------------------------------
Total from
investment operations                  10.18         5.32         1.30         2.30          .97
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net
investment income                       (.15)        (.06)        (.04)        (.07)          --
------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.08)          --           --           --
------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          (.39)        (.27)        (.55)        (.04)          --
------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments            (.16)          --           --           --           --
------------------------------------------------------------------------------------------------------
Total distributions                     (.70)        (.41)        (.59)        (.11)          --
------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $26.76       $17.28       $12.37       $11.66        $9.47
------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 59.46        43.98        11.77        24.44        11.41*
------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,311,822     $216,735      $95,404      $40,687       $2,429
------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.48         1.78         1.92         2.10(d)      1.26*(d)
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .17         (.07)         .35          .15(d)       .44*(d)
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                144.34       106.76        89.50       126.65        55.87*
------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for class A reflect a reduction of approximately $0.08 per share for the year ended August 31, 1996.
    Expenses for the period ended August 31, 1997 reflect a reduction of $0.02, $0.01, and $0.02 for class A, class B, and class M, respectively.

(e) Distributions from net investment income amounted to less than $0.01 per share for class M.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                 Oct. 30, 1996+
operating performance                        Year ended August 31          to August 31
----------------------------------------------------------------------------------------
                                        2000         1999         1998         1997
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.07       $12.25       $11.60        $9.82
----------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.15)        (.12)        (.05)        (.06)(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                    10.01         5.27         1.25         1.94
----------------------------------------------------------------------------------------
Total from
investment operations                   9.86         5.15         1.20         1.88
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.07)        (.02)          --         (.06)
----------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.04)          --           --
----------------------------------------------------------------------------------------
From net realized gain
on investments                          (.39)        (.27)        (.55)        (.04)
----------------------------------------------------------------------------------------
In excess of net
realized gain on investments            (.16)          --           --           --
----------------------------------------------------------------------------------------
Total distributions                     (.62)        (.33)        (.55)        (.10)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $26.31       $17.07       $12.25       $11.60
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Total return at
net asset value  (%)(b)                58.24        42.84        10.94        19.35*
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $936,798     $171,524      $73,176      $34,463
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.23         2.53         2.67         2.39*(d)
----------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.57)        (.83)        (.43)        (.50)*(d)
----------------------------------------------------------------------------------------
Portfolio turnover (%)                144.34       106.76        89.50       126.65
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for class A reflect a reduction of approximately $0.08 per share for the year ended August 31, 1996.
    Expenses for the period ended August 31, 1997 reflect a reduction of $0.02, $0.01, and $0.02 for class A, class B, and class M, respectively.

(e) Distributions from net investment income amounted to less than $0.01 per share for class M.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------
                                                          For the period
Per-share                            Year ended           July 26, 1999+
operating performance                 August 31            to August 31
------------------------------------------------------------------------
                                        2000                    1999
------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.27                  $16.21
------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------
Net investment income (loss)(a)         (.11)                   (.01)
------------------------------------------------------------------------
Net realized and unrealized
gain on investments                    10.11                    1.07
------------------------------------------------------------------------
Total from
investment operations                  10.00                    1.06
------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------
From net
investment income                       (.13)                     --
------------------------------------------------------------------------
In excess of net
investment income                         --                      --
------------------------------------------------------------------------
From net realized gain
on investments                          (.39)                     --
------------------------------------------------------------------------
In excess of net
realized gain on investments            (.16)                     --
------------------------------------------------------------------------
Total distributions                     (.68)                     --
------------------------------------------------------------------------
Net asset value,
end of period                         $26.59                  $17.27
------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 58.41                    6.54*
------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $170,579                  $2,711
------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.23                     .26*
------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.44)                   (.14)*
------------------------------------------------------------------------
Portfolio turnover (%)                144.34                  106.76
------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for class A reflect a reduction of approximately $0.08 per share for the year ended August 31, 1996. Expenses for the period ended August 31, 1997 reflect a reduction of $0.02, $0.01, and $0.02 for class A, class B, and class M, respectively.

(e) Distributions from net investment income amounted to less than $0.01 per share for class M.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                 Oct. 30, 1996+
operating performance                         Year ended August 31        to August 31
---------------------------------------------------------------------------------------
                                        2000         1999         1998         1997
---------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.15       $12.30       $11.62        $9.82
---------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.10)        (.08)        (.02)        (.03)(d)
---------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                    10.10         5.28         1.25         1.93
---------------------------------------------------------------------------------------
Total from
investment operations                  10.00         5.20         1.23         1.90
---------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------
From net
investment income                       (.10)        (.03)          --(e)      (.06)
---------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.05)          --           --
---------------------------------------------------------------------------------------
From net realized gain
on investments                          (.39)        (.27)        (.55)        (.04)
---------------------------------------------------------------------------------------
In excess of net
realized gain on investments            (.16)          --           --           --
---------------------------------------------------------------------------------------
Total distributions                     (.65)        (.35)        (.55)        (.10)
---------------------------------------------------------------------------------------
Net asset value,
end of period                         $26.50       $17.15       $12.30       $11.62
---------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 58.79        43.17        11.20        19.56*
---------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $64,164      $18,701       $8,799       $4,086
---------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.98         2.28         2.42         2.18*(d)
---------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.40)        (.58)        (.18)        (.26)*(d)
---------------------------------------------------------------------------------------
Portfolio turnover (%)                144.34       106.76        89.50       126.65
---------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for class A reflect a reduction of approximately $0.08 per share for the year ended August 31, 1996.
    Expenses for the period ended August 31, 1997 reflect a reduction of $0.02, $0.01, and $0.02 for class A, class B, and class M, respectively.

(e) Distributions from net investment income amounted to less than $0.01 per share for class M.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
-------------------------------------------------
                                   For the period
Per-share                           Feb. 1, 2000+
operating performance               to August 31
-------------------------------------------------
                                        2000
-------------------------------------------------
Net asset value,
beginning of period                   $26.48
-------------------------------------------------
Investment operations
-------------------------------------------------
Net investment income (loss)(a)          .15
-------------------------------------------------
Net realized and unrealized
gain on investments                      .18
-------------------------------------------------
Total from
investment operations                    .33
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net
investment income                         --
-------------------------------------------------
In excess of net
investment income                         --
-------------------------------------------------
From net realized gain
on investments                            --
-------------------------------------------------
Total distributions                       --
-------------------------------------------------
Net asset value,
end of period                         $26.81
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Total return at
net asset value (%)(b)                  1.25*
-------------------------------------------------
Net assets, end of period
(in thousands)                       $36,815
-------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .72*
-------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .51*
-------------------------------------------------
Portfolio turnover (%)                144.34
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for class A reflect a reduction of approximately $0.08 per share for the year ended August 31, 1996. Expenses for the period ended August 31, 1997 reflect a reduction of $0.02, $0.01, and $0.02 for class A, class B, and class M, respectively.

(e) Distributions from net investment income amounted to less than $0.01 per share for class M.


NOTES TO FINANCIAL STATEMENTS
August 31, 2000

Note 1
Significant accounting policies

Putnam International Voyager Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principle place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class Y shares on February 1, 2000. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly owned subsidiary of Putnam Investments.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2000, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, organization costs, foreign taxes, realized gains and losses on passive foreign investment companies, and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2000, the fund reclassified $4,369 to decrease distributions in excess of net investment income, with an increase to accumulated net realized losses of $4,369. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities Exchange Commission and with various states and the initial public offering of its shares were $3,622. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 2000, fund expenses were reduced by $1,893,875 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,948 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended August 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $1,887,468 and $91,045 from the sale of class A and class M shares, respectively, and received $568,381 and $37,470 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $38,319 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended August 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,908,576,375 and $2,089,181,926, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 68,740,703      $1,835,627,121
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  493,885          11,255,065
---------------------------------------------------------------------------
                                            69,234,588       1,846,882,186

Shares
repurchased                                (32,762,522)       (866,780,112)
---------------------------------------------------------------------------
Net increase                                36,472,066      $  980,102,074
---------------------------------------------------------------------------

                                               Year ended August 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,064,985        $177,319,379
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  231,682           3,062,832
---------------------------------------------------------------------------
                                            12,296,667         180,382,211

Shares
repurchased                                 (7,464,939)       (109,402,485)
---------------------------------------------------------------------------
Net increase                                 4,831,728        $ 70,979,726
---------------------------------------------------------------------------

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 32,274,430        $860,255,531
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  331,379           7,760,622
---------------------------------------------------------------------------
                                            32,605,809         868,016,153

Shares
repurchased                                 (7,046,922)       (182,244,609)
---------------------------------------------------------------------------
Net increase                                25,558,887        $685,771,544
---------------------------------------------------------------------------

                                               Year ended August 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,320,324         $92,834,075
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  148,012           1,943,391
---------------------------------------------------------------------------
                                             6,468,336          94,777,466

Shares
repurchased                                 (2,393,661)        (34,320,799)
---------------------------------------------------------------------------
Net increase                                 4,074,675         $60,456,667
---------------------------------------------------------------------------

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,564,229        $206,941,929
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   18,746             443,344
---------------------------------------------------------------------------
                                             7,582,975         207,385,273

Shares
repurchased                                 (1,325,282)        (35,550,896)
---------------------------------------------------------------------------
Net increase                                 6,257,693        $171,834,377
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                           August 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    156,983          $2,627,586
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               156,983           2,627,586

Shares
repurchased                                         --                  --
---------------------------------------------------------------------------
Net increase                                   156,983          $2,627,586
---------------------------------------------------------------------------

                                               Year ended August 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,817,319         $73,544,449
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   42,329             996,440
---------------------------------------------------------------------------
                                             2,859,648          74,540,889

Shares
repurchased                                 (1,528,729)        (41,456,345)
---------------------------------------------------------------------------
Net increase                                 1,330,919         $33,084,544
---------------------------------------------------------------------------

                                               Year ended August 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    973,859         $14,189,696
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   18,823             248,090
---------------------------------------------------------------------------
                                               992,682          14,437,786

Shares
repurchased                                   (617,690)         (8,907,379)
---------------------------------------------------------------------------
Net increase                                   374,992         $ 5,530,407
---------------------------------------------------------------------------

                                           For the period February 1, 2000
                                           (commencement of operations) to
                                                           August 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,489,051         $69,623,878
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             2,489,051          69,623,878

Shares
repurchased                                 (1,115,951)        (29,567,313)
---------------------------------------------------------------------------
Net increase                                 1,373,100         $40,056,565
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $6,245,310 as capital gain, for its taxable year ended August 31, 2000.

For the period, interest and dividends from foreign countries were $19,239,844. Taxes paid to foreign countries were $2,856,393.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Justin M. Scott
Vice President

Joseph P. Joseph
Vice President and Fund Manager

Omid Kamshad
Vice President and Fund Manager

Andrew Graham
Vice President and Fund Manager

Joshua L. Byrne
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam International Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN011-64656  2AZ/2CI/2CJ  10/00


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam International Voyager Fund
Supplement to Annual Report dated 8/31/00
The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 8/31/00                    NAV
1 year                                                   59.95%
Life of fund (since class A inception, 12/28/95)        260.28
(annual average)                                         31.50

Share value:                                              NAV
2/1/00                                                  $26.48
8/31/00                                                 $26.81
----------------------------------------------------------------------------

Distributions:      No.      Income       Capital gains      Total
                    --         $--             $--            $--
----------------------------------------------------------------------------
Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Putnam
Small Cap
Value Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We are pleased to announce the addition of Sheldon Simon to your fund's management team, shortly after the close of the fiscal year. Sheldon joined Putnam in 1984 and has 17 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 18, 2000


REPORT FROM FUND MANAGEMENT

Edward T. Shadek, Jr.

The semiannual period, ended August 31, 2000, was marked by tremendous volatility in the marketplace and an uncertain investment environment for the Putnam Small Cap Value Fund, which nevertheless stayed true to its strategy. Shortly after the beginning of the fund's fiscal year, a market correction shifted dominance away from large-cap growth stocks and offered new hope to beleaguered value stocks. Investors seeking more practical alternatives to high-priced, unprofitable companies redirected much of their investment capital to attractively priced companies with histories of earnings growth. Your fund, which invests in high-quality smaller companies with compelling valuations, benefited from this significant change in market sentiment. Returns for the period reflect an improving environment for value stocks in general and for small-cap value stocks in particular.

Total return for 6 months ended 8/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   9.89%   3.58%    9.55%   4.55%    9.53%   8.53%    9.79%   5.88%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* MARKET DEVELOPMENTS SPUR FUND PERFORMANCE

Three factors were influential in boosting the fund's returns during the period. The first was the broadening of the market that occurred after this spring's correction in technology stocks. As these stocks fell from favor, investors once again embraced traditional metrics such as price/earnings ratios, earnings growth rates, and profit margins. The small companies your fund invests in held up well under close scrutiny: these undervalued companies offer potentially less downside risk than the overall universe of small companies, which includes more aggressive stocks with higher price multiples. Also, they offer greater potential growth than the overall market.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                    10.0%

Health care
services                    9.7%

Electronics                 7.3%

Retail                      5.9%

Insurance                   4.9%

Footnote reads:
*Based on net assets as of 8/31/00. Holdings will vary over time.


The second influential factor was the direction of interest rates. It is now generally accepted that the Federal Reserve Board will not continue to raise short-term interest rates. Economic indicators point to a slowing economy with only modest inflation. Therefore, we expect interest rates to stabilize, or decrease. As the threat of rising interest rates has subsided, the economically sensitive stocks in which your fund invests have become increasingly attractive.

Finally, your fund benefited from a large number of mergers and takeovers during the period. Consolidations positively affected our positions in Shared Medical Systems, Telxon Corp., Bank United Corp., and Cordant Technologies, to name a few. We sold our positions in Shared Medical Systems and Cordant Technologies shortly after the mergers were announced. While we do not specifically target stocks of companies that are ripe for acquisition, a company that possesses the blend of attributes we seek often makes an attractive takeover candidate. For example, we invest in companies that operate within a desirable industry, have effective management and a strong balance sheet, and are undervalued relative to their projected earnings.

In summary, three factors -- investors' renewed interest in companies with positive fundamentals; a friendlier interest rate scenario; and robust merger activity -- have helped tip the scales in favor of small-cap value investing. We feel confident that the beneficial effects of these trends can be sustained in the months ahead, creating a favorable environment for your fund.

* STRONG PERFORMANCE DERIVED FROM A VARIETY OF SECTORS

Last year, many fundamentally strong companies within the health-care sector suffered low valuations, partly owing to the federal government's constraints upon the pharmaceutical industry. After the market correction in early March 2000, investors cashed out of high-flying Internet stocks and reinvested a fair amount in health-care stocks, which historically have delivered solid earnings growth. Recently, the market has rewarded them with higher multiples. AmeriSource Health, Inc., Bindley Western Industries, Inc., and Owens & Minor Industries, Inc. have been strong performers for your fund. Both AmeriSource and Bindley Western are wholesalers and distributors of pharmaceutical and health-care products throughout the United States. Their customers include hospitals, clinics, managed-care facilities, community pharmacies, retail drugstore chains, nursing homes, and supermarkets. Owens & Minor is a wholesale distributor of medical and surgical supplies, offering more than 140,000 products to the entire range of health-care providers. While stocks of these companies, as well as others mentioned in this report, were viewed favorably at the end of the period, all are subject to review in accordance with your fund's investment mandate and may change in the future.


"It's not just growth issues that are giving the mid- and small-cap indexes a boost. Value stocks are looking up too. The Russell 2000 Value Index is up 16% for the year vs. the Russell 2000 Growth Index, which is in slight negative territory . . ."

-- BusinessWeek, September 25, 2000


Rising oil prices have fueled strong performance within the energy sector. We are especially pleased with results from Mitchell Energy and Development Corp. -- a company that owns and operates oil and natural gas wells in Texas and New Mexico -- and Tidewater, Inc. Tidewater services the offshore petroleum industry by towing drilling rigs, transporting supplies, and building and repairing vessels used by petroleum companies. We haven't changed the fund's exposure in this area. If energy stocks continue to do well, as we expect they will, we may sell some holdings to lock in profits.

The technology sector, which includes electronic products, has produced several winners, and so we have taken profits where appropriate. Among the fund's current technology positions, Pioneer Standard Electronics, Inc., General Cable Corp., and Autodesk Corp. offer compelling growth potential, in our opinion. Pioneer Standard sells and distributes a variety of semiconductors, electromechanical components, and computer products to a host of manufacturers, laboratories, and government agencies. General Cable produces cables for use in communications markets, including copper wire, high-bandwidth data cable, coaxial cable, and fiber-optic cable. It makes numerous electrical cables and cords for industrial, automotive, and construction use. Autodesk develops computer-aided design software targeted at engineers, architects, and construction experts. Sales of its most popular product, AutoCAD (a desktop design and drafting tool), are responsible for about 70% of the company's revenues.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Bank United Corp. Class A
Banking

Omnicare, Inc.
Health care services

General Cable Corp.
Electronics

AmeriSource Health Corp. Class A
Health care services

Pier 1 Imports, Inc.
Retail

Owens & Minor, Inc.
Medical technology

Banknorth Group, Inc.
Banking

AAR Corp.
Aerospace/defense

Bindley Western Industries, Inc.
Health care services

International Multifoods Corp.
Food

Footnote reads:
These holdings represent 10.9% of the fund's net assets as of 8/31/00. Portfolio holdings will vary over time.


Stocks of basic industrial companies did not perform as well as we had hoped. Rising interest rates and the resultant squeeze on corporate profits compromised the sector as a whole. The fund owns shares of several specialty chemical companies that remain undervalued, and these positions have tempered fund returns. We continue to hold these shares and believe their value will be recognized in the future.

We have opportunistically increased the fund's weighting in financial stocks. A hostile interest-rate environment harnessed valuations for many fundamentally healthy companies and put them within the reach of value investors. In the wake of industry deregulation, banking, investment, and insurance companies are consolidating, streamlining, and taking advantage of more efficient cost structures. We expect that our stable of high-quality financial stocks may enjoy a good run, as interest rates stabilize or decline. Two financial holdings worthy of note are Bank United Corp. and the W.R. Berkeley Corp. In over 100 offices throughout Texas, Bank United provides basic banking services, including checking, savings, and money-market accounts, real estate and consumer loans, and mortgage- and investment-banking. The company agreed to be acquired by Washington Mutual in 2000. W.R. Berkeley offers a comprehensive line of insurance coverage including property, casualty, fire, liability, automobile, and commercial insurance.

* OPTIMISM IS APPROPRIATE

We are encouraged by the current market environment, which provides a positive backdrop for your fund's investing strategy. For the first time in many years, we are confident that the current economic conditions, which support small-cap value investing, are sustainable. It appears that the Fed has successfully maneuvered a soft landing and may take a neutral stance with regard to monetary policy in the near term. This scenario alone could enhance corporate profitability for all sectors and asset classes in the months to come. We believe recent strong fund performance confirms that the market is beginning to recognize some of the value in our companies. As a result, we expect that consolidations and takeovers will continue. Value plays remain plentiful in the marketplace. Our strategy will be to hold and add to our positions in attractive sectors. We seek to take advantage of the long-term potential of small companies (average market capitalization: $850 million), and to limit volatility by favoring companies most likely to undergo positive change. Your fund's unique focus makes it an appropriate investment vehicle for investors who seek to diversify portfolios of large-cap and growth stocks.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/00, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you prefer to receive your own copy, please call Putnam at 1-800-225-1581.



PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Small Cap Value Fund seeks capital appreciation through investments in common stocks of small companies.

TOTAL RETURN FOR PERIODS ENDED 8/31/00

                     Class A         Class B         Class C         Class M
(inception dates)   (4/13/99)       (5/3/99)        (7/26/99)       (3/29/00)
                   NAV     POP     NAV    CDSC     NAV     CDSC    NAV     POP
------------------------------------------------------------------------------
6 months          9.89%   3.58%   9.55%   4.55%   9.53%   8.53%   9.79%   5.88%
------------------------------------------------------------------------------
1 year           13.97    7.43   13.05    8.05   13.14   12.14   13.07    9.14
------------------------------------------------------------------------------
Life of fund     29.92   22.43   28.74   24.74   28.68   28.68   28.69   24.18
Annual average   20.72   15.67   19.93   17.24   19.89   19.89   19.90   16.86
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/00

                            Russell 2000    Russell 2000       Consumer
                            Value Index        Index          price index
-----------------------------------------------------------------------------
6 months                       10.57%         -6.38%            1.53%
-----------------------------------------------------------------------------
1 year                         13.70          27.15             3.23
-----------------------------------------------------------------------------
Life of fund                   14.22          26.29             3.85
Annual average                 10.44          19.05             2.86
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 8/31/00*

                     Class A       Class B     Class C      Class M
------------------------------------------------------------------------
Share value:       NAV     POP       NAV         NAV      NAV     POP
------------------------------------------------------------------------
2/29/00          $10.01  $10.62     $9.95       $9.97      --      --
------------------------------------------------------------------------
3/29/00**            --      --        --          --  $10.23  $10.60
------------------------------------------------------------------------
8/31/00           11.00   11.67     10.90       10.92   10.99   11.39
------------------------------------------------------------------------

 *No distributions were made during the period.

**Inception date of class M shares.

TOTAL RETURN FOR PERIODS ENDED 9/30/00 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (4/13/99)       (5/3/99)        (7/26/99)       (3/29/00)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          7.03%   0.91%   6.59%   1.59%   6.58%   5.58%   6.84%   3.07%
------------------------------------------------------------------------------
1 year           20.06   13.12   19.13   14.13   19.22   18.22   19.12   14.92
------------------------------------------------------------------------------
Life of fund     31.22   23.66   29.92   25.92   29.85   29.85   29.86   25.31
Annual average   20.30   15.54   19.49   16.98   19.45   19.45   19.45   16.59
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Russell 2000 [REGISTRATION MARK] Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $592.0 million; the median market capitalization was approximately $500.0 million.

Russell 2000 [REGISTRATION MARK] Value Index* measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


*The fund's performance benchmark has been changed from the Russell 2000
 Index to the Russell 2000 Value Index to more accurately reflect the fund's emphasis on small-cap value stocks.

 Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
August 31, 2000 (Unaudited)

COMMON STOCKS (96.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
             39,300 Harte-Hanks, Inc.                                                                 $     987,413
             16,167 True North Communications, Inc.                                                         749,745
                                                                                                      -------------
                                                                                                          1,737,158

Aerospace/Defense (2.8%)
-------------------------------------------------------------------------------------------------------------------
            204,018 AAR Corp.                                                                             2,295,203
             20,800 Alliant Techsystems, Inc. (NON)                                                       1,602,900
             23,200 Newport News Shipbuilding, Inc.                                                         986,000
             62,900 Primex Technologies, Inc.                                                             1,525,325
             35,105 Triumph Group, Inc. (NON)                                                             1,077,285
                                                                                                      -------------
                                                                                                          7,486,713

Agriculture (0.3%)
-------------------------------------------------------------------------------------------------------------------
             39,600 LESCO, Inc.                                                                             695,475

Airlines (0.4%)
-------------------------------------------------------------------------------------------------------------------
             51,631 Midwest Express Holdings, Inc. (NON)                                                  1,168,151

Automotive (1.8%)
-------------------------------------------------------------------------------------------------------------------
             30,464 Borg-Warner Automotive, Inc.                                                          1,047,200
             23,800 Carlisle Companies, Inc.                                                              1,090,338
             55,260 CLARCOR, Inc.                                                                         1,139,738
             55,850 Midas, Inc.                                                                             949,450
             52,794 Tower Automotive, Inc. (NON)                                                            600,532
                                                                                                      -------------
                                                                                                          4,827,258

Banking (10.0%)
-------------------------------------------------------------------------------------------------------------------
             67,739 AMCORE Financial, Inc.                                                                1,223,536
            145,826 Banknorth Group, Inc.                                                                 2,387,901
             98,556 Bank United Corp. Class A                                                             4,435,002
            123,981 Centennial Bancorp (NON)                                                                798,128
             31,300 City National Corp.                                                                   1,222,656
             68,990 Commercial Federal Corp.                                                              1,246,132
             85,800 Community First Bankshares                                                            1,544,400
             63,672 First Midwest Bancorp, Inc.                                                           1,643,534
             50,150 Hudson United Bancorp                                                                 1,263,153
             38,421 Imperial Bancorp (NON)                                                                  835,657
             69,000 North Fork Bancorporation, Inc.                                                       1,233,375
             95,177 Provident Bankshares Corp.                                                            1,356,272
             85,200 Republic Bancorp, Inc.                                                                  756,150
             64,957 SouthWest Bancorporation of Texas, Inc. (NON)                                         1,887,813
            148,445 Sovereign Bancorp, Inc.                                                               1,261,783
            117,699 Sterling Bancshares, Inc.                                                             1,668,016
             13,600 Washington Federal, Inc.                                                                282,200
             50,141 Webster Financial Corp.                                                               1,236,289
                                                                                                      -------------
                                                                                                         26,281,997

Beverage (0.4%)
-------------------------------------------------------------------------------------------------------------------
             25,578 Robert Mondavi Corp. (The) (NON)                                                      1,048,698

Biotechnology (0.3%)
-------------------------------------------------------------------------------------------------------------------
            111,300 Serologicals Corp. (NON)                                                                883,444

Building Materials (0.6%)
-------------------------------------------------------------------------------------------------------------------
            366,530 Apogee Enterprises, Inc.                                                              1,626,477

Chemicals (3.6%)
-------------------------------------------------------------------------------------------------------------------
            135,187 Airgas, Inc. (NON)                                                                      895,614
            182,728 Crompton Corp.                                                                        1,644,552
             54,000 Delta & Pine Land Co.                                                                 1,319,625
             47,449 Ferro Corp.                                                                             978,636
             26,000 H.B. Fuller Co.                                                                         892,125
            253,241 Hanna (M.A.) Co. (NON)                                                                2,105,066
            103,112 Mississippi Chemical Corp.                                                              425,337
            191,301 Omnova Solutions, Inc.                                                                1,147,806
                                                                                                      -------------
                                                                                                          9,408,761

Commercial and Consumer Services (3.2%)
-------------------------------------------------------------------------------------------------------------------
             46,838 ABM Industries, Inc.                                                                  1,264,626
             35,400 ADVO, Inc. (NON)                                                                      1,449,188
             72,800 Banta Corp.                                                                           1,606,150
             45,936 Bowne & Co.                                                                             476,586
             58,600 G & K Services, Inc. Class A                                                          1,699,400
             54,200 RemedyTemp, Inc. (NON)                                                                  653,788
             58,800 Varco International, Inc. (NON)                                                       1,187,025
                                                                                                      -------------
                                                                                                          8,336,763

Communications Equipment (1.8%)
-------------------------------------------------------------------------------------------------------------------
             96,937 Communications Systems, Inc.                                                          1,660,046
            142,207 IFR Systems, Inc. (NON)                                                                 675,483
            118,700 Performance Technologies, Inc. (NON)                                                  1,646,963
            101,293 Superior TeleCom, Inc.                                                                  854,660
                                                                                                      -------------
                                                                                                          4,837,152

Computers (0.8%)
-------------------------------------------------------------------------------------------------------------------
             91,000 Gerber Scientific, Inc.                                                                 887,250
             71,309 Mentor Graphics Corp.                                                                 1,345,957
                                                                                                      -------------
                                                                                                          2,233,207

Conglomerates (0.7%)
-------------------------------------------------------------------------------------------------------------------
            238,201 GenCorp., Inc.                                                                        1,741,845

Consumer Goods (1.1%)
-------------------------------------------------------------------------------------------------------------------
             36,605 AptarGroup, Inc.                                                                        853,354
             37,500 Dial Corp. (The)                                                                        384,375
             49,372 Lancaster Colony Corp.                                                                1,138,642
             37,467 Oneida, Ltd.                                                                            515,171
                                                                                                      -------------
                                                                                                          2,891,542

Distribution (0.6%)
-------------------------------------------------------------------------------------------------------------------
             41,900 Performance Food Group Co. (NON)                                                      1,555,538

Electric Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------
             80,000 Sierra Pacific Resources                                                              1,415,000

Electrical Equipment (2.4%)
-------------------------------------------------------------------------------------------------------------------
            139,683 BE Aerospace, Inc. (NON)                                                              2,261,119
             32,600 BEI Technologies, Inc.                                                                1,864,313
             32,555 Lincoln Electric Holdings, Inc.                                                         476,117
             22,100 SLI, Inc.                                                                               212,713
             82,600 Thomas & Betts Corp.                                                                  1,548,750
                                                                                                      -------------
                                                                                                          6,363,012

Electronics (7.3%)
-------------------------------------------------------------------------------------------------------------------
             36,933 APW Limited (NON)                                                                     1,625,052
             24,901 Avnet, Inc.                                                                           1,490,947
             45,223 Belden, Inc.                                                                          1,181,451
            396,264 General Cable Corp.                                                                   3,318,711
             15,556 Kent Electronics Corp. (NON)                                                            455,013
             37,265 Littlelfuse, Inc. (NON)                                                               1,353,185
             30,600 Methode Electronics, Inc.                                                             1,839,825
             41,800 Park Electrochemical Corp.                                                            1,679,838
            128,136 Pioneer-Standard Electronics, Inc.                                                    1,753,862
            110,000 Recoton Corp. (NON)                                                                   1,560,625
             13,000 S3, Inc. (NON)                                                                          153,563
             22,400 Varian Medical Systems, Inc. (NON)                                                    1,029,000
            199,994 X-Rite, Inc.                                                                          1,924,942
                                                                                                      -------------
                                                                                                         19,366,014

Energy (3.1%)
-------------------------------------------------------------------------------------------------------------------
             34,100 GulfMark Offshore, Inc. (NON)                                                           818,400
             25,275 Helmerich & Payne, Inc.                                                                 933,595
             40,735 National-Oilwell, Inc. (NON)                                                          1,412,995
            104,757 Newpark Resources, Inc. (NON)                                                         1,073,759
             41,262 Pride International, Inc. (NON)                                                       1,016,077
             32,900 Spinnaker Exploration Co. (NON)                                                       1,196,738
             40,101 Tidewater, Inc.                                                                       1,619,078
                                                                                                      -------------
                                                                                                          8,070,642

Engineering & Construction (1.0%)
-------------------------------------------------------------------------------------------------------------------
             45,200 Ameron International Corp.                                                            1,525,500
             30,105 Texas Industries, Inc.                                                                1,027,333
                                                                                                      -------------
                                                                                                          2,552,833

Food (2.9%)
-------------------------------------------------------------------------------------------------------------------
             43,600 American Italian Pasta Co. Class A (NON)                                                738,475
             80,000 Earthgrains Co. (The)                                                                 1,410,000
            138,755 International Multifoods Corp.                                                        2,263,441
             34,700 Michael Foods, Inc.                                                                     824,125
             45,155 Smithfield Foods, Inc. (NON)                                                          1,199,430
             57,767 Universal Foods Corp.                                                                 1,184,224
                                                                                                      -------------
                                                                                                          7,619,695

Gaming & Lottery (0.3%)
-------------------------------------------------------------------------------------------------------------------
             86,157 Dover Downs Entertainment, Inc.                                                         866,955

Health Care Services (9.7%)
-------------------------------------------------------------------------------------------------------------------
             84,341 AmeriSource Health Corp. Class A (NON)                                                2,930,850
             79,300 Bindley Western Industries, Inc.                                                      2,284,831
            122,766 Conventry Health Care, Inc. (NON)                                                     1,964,256
             73,201 Invacare Corp.                                                                        1,971,852
             47,200 Lincare Holdings, Inc. (NON)                                                          1,203,600
            156,421 Matria Healthcare, Inc. (NON)                                                           586,579
            247,110 Omnicare, Inc.                                                                        3,382,318
             64,000 Orthodontic Centers of America, Inc. (NON)                                            2,096,000
            120,733 Per-Se Technologies, Inc. (NON)                                                       1,441,250
             80,100 PSS World Medical, Inc. (NON)                                                           500,625
            104,903 Quorum Health Group, Inc. (NON)                                                       1,350,626
             33,478 Trigon Healthcare, Inc. (NON)                                                         1,728,302
             20,715 Universal Health Services, Inc.                                                       1,465,586
            219,147 US Oncology, Inc. (NON)                                                               1,225,854
             75,539 Vital Signs, Inc.                                                                     1,392,750
                                                                                                      -------------
                                                                                                         25,525,279

Homebuilding (0.5%)
-------------------------------------------------------------------------------------------------------------------
             47,678 Lennar Corp.                                                                          1,317,105

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------------------------------------------
             55,114 Applica, Inc.                                                                           571,808
             16,100 Furniture Brands International, Inc. (NON)                                              259,613
                                                                                                      -------------
                                                                                                            831,421

Insurance (4.9%)
-------------------------------------------------------------------------------------------------------------------
             62,933 Amerus Life Holdings, Inc. Class A                                                    1,553,658
             70,405 Berkley (W.R.) Corp.                                                                  1,865,733
             36,100 Commerce Group, Inc.                                                                    938,600
             99,126 Ehhance Financial Services Group, Inc.                                                1,561,235
             68,805 FBL Financial Group, Inc. Class A                                                     1,014,874
             76,000 Fidelity National Financial, Inc.                                                     1,515,250
            197,526 Fremont General Corp.                                                                   629,614
             64,800 Horace Mann Educators Corp.                                                             988,200
            102,650 Presidential Life Corp.                                                               1,552,581
             35,900 Stancorp Financial Group                                                              1,436,000
                                                                                                      -------------
                                                                                                         13,055,745

Machinery (2.4%)
-------------------------------------------------------------------------------------------------------------------
            175,135 DT Industries, Inc.                                                                     875,675
             67,533 Gardner Denver, Inc. (NON)                                                              983,449
             29,796 JLK Direct Distribution, Inc. (NON)                                                     208,572
             85,900 Milacron, Inc.                                                                        1,326,081
             73,200 MSC Industrial Direct Co., Inc. Class A (NON)                                         1,189,500
             61,300 Regal-Beloit Corp.                                                                    1,057,425
             56,105 Wabtex Corp.                                                                            582,089
                                                                                                      -------------
                                                                                                          6,222,791

Manufacturing (2.4%)
-------------------------------------------------------------------------------------------------------------------
             27,500 Kaman Corp.                                                                             360,938
             60,209 Klockner Windsor India, Ltd. (India) (NON)                                              391,359
             46,000 Pentair, Inc.                                                                         1,495,000
             43,705 Roper Industries, Inc.                                                                1,414,949
             23,600 Teleflex, Inc.                                                                          840,750
             24,100 Tennant Co.                                                                           1,057,388
             49,700 UCAR International, Inc. (NON)                                                          677,163
                                                                                                      -------------
                                                                                                          6,237,547

Medical Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            126,055 United Wisconsin Services                                                               661,789

Medical Technology (4.1%)
-------------------------------------------------------------------------------------------------------------------
             19,831 Arrow International, Inc.                                                               706,479
             13,143 Beckman Coulter, Inc.                                                                 1,000,511
             29,600 Diagnostic Products Corp.                                                             1,254,300
             54,357 Haemonetics Corp. (NON)                                                               1,369,117
             95,868 Mentor Corp.                                                                          2,031,203
            196,173 Meridian Diagnostics, Inc.                                                            1,520,341
            178,707 Owens & Minor, Inc.                                                                   2,736,451
              7,400 Respironics, Inc. (NON)                                                                 140,138
                                                                                                      -------------
                                                                                                         10,758,540

Metals (1.6%)
-------------------------------------------------------------------------------------------------------------------
             45,349 Carpenter Technology Corp.                                                            1,473,843
             59,000 Material Sciences Corp. (NON)                                                           619,500
             76,350 Quanex Corp.                                                                          1,426,791
             39,657 Reliance Steel & Aluminum Co.                                                           817,926
                                                                                                      -------------
                                                                                                          4,338,060

Office Equipment & Supplies (2.2%)
-------------------------------------------------------------------------------------------------------------------
             52,400 Falcon Products, Inc.                                                                   510,900
             36,368 HON INDUSTRIES, Inc.                                                                    979,663
            110,849 Standard Register Co. (The)                                                           1,420,253
            151,233 Wallace Computer Services, Inc.                                                       1,758,084
             32,700 United Stationers, Inc.                                                               1,060,706
                                                                                                      -------------
                                                                                                          5,729,606

Oil & Gas (2.1%)
-------------------------------------------------------------------------------------------------------------------
             84,383 Basin Exploratin, Inc. (NON)                                                          1,687,660
             15,930 Devon Energy Corp.                                                                      932,901
             20,400 Mitchell Energy & Development Corp. Class A                                             816,000
             26,500 Newfield Exploration Co. (NON)                                                        1,146,125
             24,270 St. Mary Land & Exploration Co.                                                       1,004,171
                                                                                                      -------------
                                                                                                          5,586,857

Paper & Forest Products (0.7%)
-------------------------------------------------------------------------------------------------------------------
             51,402 Albany International Corp.                                                              716,415
             44,200 BWAY Corp. (NON)                                                                        262,438
             50,505 Caraustar Industries, Inc.                                                              779,671
                                                                                                      -------------
                                                                                                          1,758,524

Pharmaceuticals (0.3%)
-------------------------------------------------------------------------------------------------------------------
             17,546 Cambrex Corp.                                                                           823,565

Photography/Imaging (0.9%)
-------------------------------------------------------------------------------------------------------------------
            260,445 BMC Industries, Inc.                                                                  1,465,003
             45,300 Imation Corp. (NON)                                                                   1,007,925
                                                                                                      -------------
                                                                                                          2,472,928

Publishing (0.8%)
-------------------------------------------------------------------------------------------------------------------
             33,143 McClatchy Co. (The)                                                                   1,186,934
             16,600 Media General, Inc. Class A                                                             854,900
                                                                                                      -------------
                                                                                                          2,041,834

Real Estate (0.4%)
-------------------------------------------------------------------------------------------------------------------
             45,252 LNR Property Corp.                                                                      961,605

Restaurants (0.8%)
-------------------------------------------------------------------------------------------------------------------
            119,728 CBRL Group, Inc.                                                                      1,444,219
             31,400 Papa Johns International, Inc. (NON)                                                    710,425
                                                                                                      -------------
                                                                                                          2,154,644

Retail (5.9%)
-------------------------------------------------------------------------------------------------------------------
             24,419 Aaron Rents, Inc.                                                                       335,761
            245,137 Baker (J.), Inc.                                                                      1,225,685
             39,200 Barnes & Noble, Inc. (NON)                                                              678,650
            111,600 Claire's Stores, Inc.                                                                 2,197,125
             58,483 Coldwater Creek, Inc. (NON)                                                           1,871,456
            109,300 J. Jill Group, Inc. (NON)                                                             1,011,025
             29,400 Lands' End, Inc. (NON)                                                                  718,463
             21,089 Petco Animal Supplies, Inc. (NON)                                                       442,869
            242,830 Pier 1 Imports, Inc.                                                                  2,853,253
             84,470 Regis Corp.                                                                           1,335,682
             83,600 Ruddick Corp.                                                                         1,024,100
            121,368 United Natural Foods, Inc. (NON)                                                      1,835,691
                                                                                                      -------------
                                                                                                         15,529,760

Semiconductor (0.5%)
-------------------------------------------------------------------------------------------------------------------
             18,915 DuPont Photomasks, Inc. (NON)                                                         1,435,176

Shipping (2.3%)
-------------------------------------------------------------------------------------------------------------------
             55,900 Circle International Group, Inc.                                                      2,001,919
             83,200 Fritz Companies, Inc. (NON)                                                           1,232,400
             59,905 USFreightways Corp.                                                                   1,868,287
             77,173 Wabash National Corp.                                                                   858,550
                                                                                                      -------------
                                                                                                          5,961,156

Software (1.4%)
-------------------------------------------------------------------------------------------------------------------
             38,600 Autodesk, Inc.                                                                        1,085,625
             50,800 Hyperion Solutions Corp. (NON)                                                        1,606,550
             68,300 JDA Software Group, Inc. (NON)                                                          883,631
                                                                                                      -------------
                                                                                                          3,575,806

Technology Services (4.1%)
-------------------------------------------------------------------------------------------------------------------
             95,766 Analysts International Corp.                                                            796,055
             62,500 CACI International, Inc. (NON)                                                        1,406,250
             90,900 Ciber, Inc. (NON)                                                                       937,406
            212,910 Computer Task Group, Inc.                                                               745,185
            123,800 Davox Corp. (NON)                                                                     1,562,975
             85,800 FileNET Corp. (NON)                                                                   1,651,650
             48,600 Keane, Inc. (NON)                                                                       841,388
            171,543 MTS Systems Corp.                                                                     1,082,865
             85,661 Telxon Corp.                                                                          1,691,805
                                                                                                      -------------
                                                                                                         10,715,579

Telephone (0.3%)
-------------------------------------------------------------------------------------------------------------------
             38,500 CT Communications, Inc.                                                                 933,625

Textiles (0.8%)
-------------------------------------------------------------------------------------------------------------------
             65,200 Culp, Inc.                                                                              277,100
             42,600 Interface Inc.                                                                          295,538
            142,800 Wolverine World Wide, Inc.                                                            1,561,875
                                                                                                      -------------
                                                                                                          2,134,513

Transaction Processing (0.6%)
-------------------------------------------------------------------------------------------------------------------
             53,500 National Data Corp.                                                                   1,571,563
                                                                                                      -------------
                    Total Common Stocks (cost $232,391,628)                                           $ 255,349,348


SHORT-TERM INVESTMENTS (3.1%) (a) (cost $8,168,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    8,168,000 Interest in $850,000,000 joint repurchase agreement dated
                    August 31, 2000 with Morgan Stanley Dean Witter due
                    September 1, 2000 with respect to various U.S. Treasury
                    obligations -- maturity value of $8,169,502 for an
                    effective yield of 6.62%                                                          $   8,168,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $240,559,628) (b)                                         $ 263,517,348
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $263,835,066.

  (b) The aggregate identified cost on a tax basis is $241,667,505, resulting in gross unrealized appreciation and depreciation of $45,064,289 and $23,214,446, respectively, or net unrealized appreciation of $21,849,843.

(NON) Non-income-producing security.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $240,559,628) (Note 1)                                        $263,517,348
-------------------------------------------------------------------------------------------
Cash                                                                                136,007
-------------------------------------------------------------------------------------------
Dividends receivable                                                                238,681
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,461,603
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    1,778,853
-------------------------------------------------------------------------------------------
Total assets                                                                    267,132,492

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,377,878
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          176,622
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        470,207
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           61,260
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                        2,327
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            996
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              149,820
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               58,316
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,297,426
-------------------------------------------------------------------------------------------
Net assets                                                                     $263,835,066

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $238,967,955
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                           (181,440)
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                             2,090,831
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       22,957,720
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $263,835,066

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($148,751,211 divided by 13,517,642 shares)                                          $11.00
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.00)*                              $11.67
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($96,577,135 divided by 8,856,286 shares)**                                          $10.90
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($16,805,992 divided by 1,538,452 shares)**                                          $10.92
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,700,728 divided by 154,781 shares)                                               $10.99
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.99)*                              $11.39
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended August 31, 2000 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                       $ 1,366,663
-------------------------------------------------------------------------------------------
Interest                                                                            160,185
-------------------------------------------------------------------------------------------
Total investment income                                                           1,526,848

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    838,650
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      193,035
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    6,959
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,005
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               148,784
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               391,391
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                60,996
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 2,224
-------------------------------------------------------------------------------------------
Other                                                                                89,792
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,734,836
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (26,548)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,708,288
-------------------------------------------------------------------------------------------
Net investment loss                                                                (181,440)
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  2,163,411
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                     18,441,696
-------------------------------------------------------------------------------------------
Net gain on investments                                                          20,605,107
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $20,423,667
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                                    For the period
                                                                                    April 13, 1999
                                                                       Six months    (commencement
                                                                         ended      of operations)
                                                                        August 31   to February 29,
                                                                          2000*           2000
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment loss                                                      (181,440)        (360,515)
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                        2,163,411          702,286
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                             18,441,696        4,516,024
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   20,423,667        4,857,795
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --         (236,240)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (160,533)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --          (17,578)
--------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      92,382,914      144,586,041
--------------------------------------------------------------------------------------------------
Total increase in net assets                                          112,806,581      149,029,485

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period (Note 5)                                          151,028,485        1,999,000
--------------------------------------------------------------------------------------------------
End of period (including accumulated net investment
loss of $181,440 and $--, respectively)                              $263,835,066     $151,028,485
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------
                                    Six months
                                       ended      For the period
Per-share                            August 31    April 13, 1999+
operating performance               (Unaudited)   to February 29
-----------------------------------------------------------------
                                        2000            2000
-----------------------------------------------------------------
Net asset value,
beginning of period                   $10.01           $8.50
-----------------------------------------------------------------
Investment operations
-----------------------------------------------------------------
Net investment income (loss)(c)          .01            (.01)
-----------------------------------------------------------------
Net realized and unrealized
gain on investments                      .98            1.56
-----------------------------------------------------------------
Total from
investment operations                    .99            1.55
-----------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------
From net realized
gain on investments                       --            (.04)
-----------------------------------------------------------------
Total distributions                       --            (.04)
-----------------------------------------------------------------
Net asset value,
end of period                         $11.00          $10.01
-----------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------
Total return at
net asset value (%)(a)                  9.89*          18.23*
-----------------------------------------------------------------
Net assets, end of period
(in thousands)                      $148,751         $83,845
-----------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .67*           1.38*
-----------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .08*           (.20)*
-----------------------------------------------------------------
Portfolio turnover (%)                 17.16*          41.58*
-----------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
----------------------------------------------------------------
                                    Six months
                                       ended      For the period
Per-share                            August 31      May 3, 1999+
operating performance               (Unaudited)   to February 29
----------------------------------------------------------------
                                        2000            2000
----------------------------------------------------------------
Net asset value,
beginning of period                    $9.95           $9.35
----------------------------------------------------------------
Investment operations
----------------------------------------------------------------
Net investment loss (c)                 (.03)           (.07)
----------------------------------------------------------------
Net realized and unrealized
gain on investments                      .98             .71
----------------------------------------------------------------
Total from
investment operations                    .95             .64
----------------------------------------------------------------
Less distributions:
----------------------------------------------------------------
From net realized
gain on investments                       --            (.04)
----------------------------------------------------------------
Total distributions                       --            (.04)
----------------------------------------------------------------
Net asset value,
end of period                         $10.90           $9.95
----------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------
Total return at
net asset value (%)(a)                  9.55*           6.84*
----------------------------------------------------------------
Net assets, end of period
(in thousands)                       $96,577         $59,224
----------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.04*           1.91*
----------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.30)*          (.81)*
----------------------------------------------------------------
Portfolio turnover (%)                 17.16*          41.58*
----------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------
                                    Six months
                                       ended       For the period
Per-share                            August 31     July 26, 1999+
operating performance               (Unaudited)    to February 29
-----------------------------------------------------------------
                                        2000            2000
-----------------------------------------------------------------
Net asset value,
beginning of period                    $9.97          $10.23
-----------------------------------------------------------------
Investment operations
-----------------------------------------------------------------
Net investment loss (c)                 (.03)           (.05)
-----------------------------------------------------------------
Net realized and unrealized gain
(loss) on investments                    .98            (.17)
-----------------------------------------------------------------
Total from
investment operations                    .95            (.22)
-----------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------
From net realized
gain on investments                       --            (.04)
-----------------------------------------------------------------
Total distributions                       --            (.04)
-----------------------------------------------------------------
Net asset value,
end of period                         $10.92           $9.97
-----------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------
Total return at
net asset value (%)(a)                  9.53*          (2.16)*
-----------------------------------------------------------------
Net assets, end of period
(in thousands)                       $16,806          $7,960
-----------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.04*           1.38*
-----------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.29)*          (.57)*
-----------------------------------------------------------------
Portfolio turnover (%)                 17.16*          41.58*
-----------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------
                                    For the period
                                    March 29, 2000+
Per-share                            to August 31
operating performance                (Unaudited)
---------------------------------------------------
                                        2000
---------------------------------------------------
Net asset value,
beginning of period                   $10.23
---------------------------------------------------
Investment operations
---------------------------------------------------
Net investment loss (c)                 (.01)
---------------------------------------------------
Net realized and unrealized
gain on investments                      .77
---------------------------------------------------
Total from
investment operations                    .76
---------------------------------------------------
Less distributions:
---------------------------------------------------
From net realized
gain on investments                       --
---------------------------------------------------
Total distributions                       --
---------------------------------------------------
Net asset value,
end of period                         $10.99
---------------------------------------------------

Ratios and supplemental data
---------------------------------------------------
Total return at
net asset value (%)(a)                  7.43*
---------------------------------------------------
Net assets, end of period
(in thousands)                        $1,701
---------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               0.78*
---------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.11)*
---------------------------------------------------
Portfolio turnover (%)                 17.16*
---------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.


NOTES TO FINANCIAL STATEMENTS
August 31, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Small Cap Value Fund (the "fund") is one of a series of Putnam Investment Funds (the "trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small companies which Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes are currently undervalued.

The fund offers class A, class B, class C and class M shares. The fund began offering class M shares on March 29, 2000. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended August 31, 2000, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended August 31, 2000, fund expenses were reduced by $26,548 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $601 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended August 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $111,015 and $1,260 from the sale of class A and class M shares, respectively, and received $65,672 and $3,030 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended August 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $126 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended August 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $118,492,739 and $33,208,482, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                          Six months ended August 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,633,904         $68,717,189
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             6,633,904          68,717,189

Shares
repurchased                                 (1,495,350)        (15,464,269)
---------------------------------------------------------------------------
Net increase                                 5,138,554         $53,252,920
---------------------------------------------------------------------------

                                             For the period April 13, 1999
                                           (commencement of operations) to
                                                         February 29, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,669,194        $103,159,610
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   25,137             229,502
---------------------------------------------------------------------------
                                            10,694,331         103,389,112

Shares
repurchased                                 (2,550,419)        (24,422,329)
---------------------------------------------------------------------------
Net increase                                 8,143,912        $ 78,966,783
---------------------------------------------------------------------------

                                          Six months ended August 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,888,810         $39,992,176
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             3,888,810          39,992,176

Shares
repurchased                                   (981,849)        (10,128,225)
---------------------------------------------------------------------------
Net increase                                 2,906,961         $29,863,951
---------------------------------------------------------------------------

                                                For the period May 3, 1999
                                           (commencement of operations) to
                                                         February 29, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  6,998,249         $67,914,848
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   16,219             147,594
---------------------------------------------------------------------------
                                             7,014,468          68,062,442

Shares
repurchased                                 (1,065,143)        (10,063,380)
---------------------------------------------------------------------------
Net increase                                 5,949,325         $57,999,062
---------------------------------------------------------------------------

                                          Six months ended August 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    813,788          $8,395,804
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               813,788           8,395,804

Shares
repurchased                                    (73,490)           (753,520)
---------------------------------------------------------------------------
Net increase                                   740,298          $7,642,284
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                         February 29, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    848,441          $8,095,191
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,634              14,881
---------------------------------------------------------------------------
                                               850,075           8,110,072

Shares
repurchased                                    (51,921)           (489,876)
---------------------------------------------------------------------------
Net increase                                   798,154          $7,620,196
---------------------------------------------------------------------------

                                             For the period March 29, 2000
                                           (commencement of operations) to
                                                           August 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    197,239          $2,069,879
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               197,239           2,069,879

Shares
repurchased                                    (42,458)           (446,120)
---------------------------------------------------------------------------
Net increase                                   154,781          $1,623,759
---------------------------------------------------------------------------

Note 5
Initial capitalization and offering of shares

The trust was established as a Massachusetts business trust on October 31, 1994. During the period October 31, 1994 to April 13, 1999 the fund had no operations other than those related to organizational matters, including the initial capital contribution of $1,999,000 and the issuance of 235,176 class A shares to Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc. on April 12, 1999.

Note 6
Change in independent accountants
(unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this funds' independent accountant and voted to appoint KPMG LLP for the fund's fiscal year ended February 28, 2001. During the previous fiscal year, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the previous fiscal year and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such year.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II


[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.


** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Deborah F. Kuenstner
Vice President

Edward T. Shadek, Jr.
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA069-64661  2MF  10/00